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                               SEMI-ANNUAL REPORT


                                          THE STRONG
                                              GROWTH AND INCOME
                                                       FUNDS

The Strong American Utilities Fund
The Strong Asset Allocation Fund
The Strong Equity Income Fund
The Strong Limited Resources Fund
The Strong Total Return Fund
The Strong Blue Chip 100 Fund
The Strong Growth and Income Fund


SEMI-ANNUAL REPORT - APRIL 30, 2000

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

There is an old Wall Street saying that goes something like this: "Don't fight the Fed." This is a basic rule you ignore at your own peril.

Since June of 1999, the Federal Reserve Board has raised short-term interest rates five times with one goal in mind: to slow the economy. This past winter and spring, the U.S. financial markets began to react to the Fed's actions swiftly and dramatically. The speed and violence of the downdraft that followed was enough to scare even the most seasoned investors.

What happened to the financial markets was capitalism doing what it does best--separating the weak from the strong. Capitalism takes no prisoners. It has an uncanny ability to seek out the excesses in the system and to separate quality companies from deficient ones. To my way of thinking, that only serves to underscore the importance of quality, balance, and diversification in a portfolio. This spring's financial damage rather dramatically exposed the excesses in technology and Internet investments and burst the bubble that had formed around these sectors of the market.

Meanwhile, we are in the tenth year of an unprecedented economic expansion. A large part of the credit for our good fortune belongs to Alan Greenspan's shaping of monetary policy and the Fed's rather remarkable achievements in managing interest rates. Under the current circumstances, the question most investors need to ask is how to continue participating in the opportunities available without exposing themselves to too much risk.

When I was a rookie in the investment business, an old-timer told me that too many people treat investing as entertainment. Investing is not a game. It is a vital component of the capitalist system. If you want to make your way through the system without losing your shirt, you need to pick a specific financial destination and get a reliable investment road map that will take you there.

A successful investment program involves finding companies with proven management along with real products and services. In other words, invest in people and companies who you are confident will do exactly what they say they will do. Identifying them requires research, patience, and experience.

Investing is not a game of hot potato where you buy a stock, pray that the price goes up, and then pass it to some poor soul when the price is on the way down. That's not serious investing. That's more like a guarantee that someone--either you or the next guy--is going to get burned.

                                                                 /s/ Dick
                                                                 --------------

                                   THE STRONG
                               GROWTH AND INCOME
                                     FUNDS

                                    ------

                      SEMI-ANNUAL REPORT - APRIL 30, 2000

                                TABLE OF CONTENTS

INVESTMENT REVIEWS

     The Strong American Utilities Fund ...................................2

     The Strong Asset Allocation Fund .....................................4

     The Strong Equity Income Fund ........................................6

     The Strong Limited Resources Fund ....................................8

     The Strong Total Return Fund ........................................10

     The Strong Blue Chip 100 Fund .......................................12

     The Strong Growth and Income Fund ...................................14

FINANCIAL INFORMATION

     Schedules of Investments in Securities

         The Strong American Utilities Fund ..............................16

         The Strong Asset Allocation Fund ................................16

         The Strong Equity Income Fund ...................................19

         The Strong Limited Resources Fund ...............................21

         The Strong Total Return Fund ....................................22

         The Strong Blue Chip 100 Fund ...................................24

         The Strong Growth and Income Fund ...............................25

     Statements of Assets and Liabilities ................................28

     Statements of Operations ............................................31

     Statements of Changes in Net Assets .................................33

     Notes to Financial Statements .......................................36

FINANCIAL HIGHLIGHTS .....................................................43

                       THE STRONG AMERICAN UTILITIES FUND
                       ----------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ William H. Reaves

William H. Reaves
Portfolio Manager

-------------------------------------------------------------------------------

The six months ended April 30 were challenging in view of the volatility experienced in the market. Until mid-March, technology stocks boomed, driving the S&P 500 Index higher, while the Fund's electric and telephone utilities stocks experienced declines. Gas and energy stocks produced gains. We sold telephone stocks--some of SBC Communications, in particular--on strength and used the proceeds to add to our holdings of gas utilities. Price declines in the electric sector brought higher-quality electrics into affordable ranges, providing us with the opportunity to upgrade the portfolio.

Telephone and electrics experienced a second bout of selling pressure in early March but recovered quickly in April, as the Nasdaq declined by as much as 34% during the last two months of this period and the Dow Jones and S&P 500 Indexes also posted declines. Despite periodic erosions of share prices, there was a substantial buildup in value for a number of electric utilities.

The Fund's allocation to gas stocks--the best-performing sector of the portfolio--increased by one-third. The Fund focuses on companies that complement their high-quality, regulated assets with unregulated activities to enhance returns.

We are maintaining our 24% portfolio weighting in energy, given that sector's prospects for exceptional gains in earnings. Our analysis suggests that in the year 2000, oil prices are likely to settle at a level that is

                       -----------------------------------
 ... A LITTLE FEAR IN THE STOCK MARKET DOES ATTRACT INVESTOR ATTENTION TO THE UTILITIES GROUP.
                       -----------------------------------

-------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- For the six months ended April 30, 2000, the Strong American Utilities Fund returned 3.36%, compared with 7.20% for the S&P 500 Stock Index.(1), *

- Gas utilities with strategies that employ unregulated activities in conjunction with regulated assets produced significant investment returns.

- Robust oil and gas prices, together with ongoing cost-cutting, resulted in improved earnings for the Fund's energy holdings.

-------------------------------------------------------------------------------

                                YIELD SUMMARY(2)

                                 AS OF 4-28-00

                      30-day annualized
                                  yield   2.01%

-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                               TOTAL RETURNS(1)

                                  AS OF 4-30-00

                                 1-year   5.06%

                                 3-year  18.04%

                                 5-year  17.50%

                        Since Inception  14.32%
                            (on 7-1-93)

Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

-------------------------------------------------------------------------------

                               TOP FIVE INDUSTRIES

                        BASED ON NET ASSETS AS OF 4-30-00

                   INDUSTRY               % OF NET ASSETS
                   --------------------------------------
                   Electric Utility              29.9%

                   Energy Related                22.7%

                   Gas Utility                   21.5%

                   Telecommunication             20.3%

                   Other Utility                  0.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

(2) Yields are historical and do not represent future yields, which will fluctuate.

    The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

higher than it has been in the past five years, and that is about double the low point reached in 1998 and 1999. Cost structures in this area have been improved, restructuring is continuing, and companies' returns from chemical, refining, and marketing are expected to improve. Atlantic Richfield, which began the fiscal year among the Fund's five largest holdings, merged with BP Amoco--placing the merged companies among the Fund's top holdings.

It is our belief that the market will come to recognize well-selected electric and gas utilities as superior investments. It bears repeating that a little fear in the stock market does attract investor attention to the utilities group.

Thank you for your continued confidence in the Strong American Utilities Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 7-1-93 TO 4-30-00

                    The Strong American          S&P 500            Lipper Utility
                         Utilities Fund      Stock Index               Funds Index
Jun 93                          $10,000          $10,000                 $10,000
Dec 93                          $10,450          $10,496                 $10,167
Dec 94                          $10,178          $10,635                  $9,223
Dec 95                          $13,939          $14,631                 $11,724
Dec 96                          $15,106          $17,991                 $12,817
Dec 97                          $19,270          $23,993                 $16,113
Dec 98                          $23,190          $30,849                 $19,077
Dec 99                          $23,326          $37,341                 $21,850
Apr 00                          $24,962          $37,049                 $22,467

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG AMERICAN UTILITIES FUND SEEKS TOTAL RETURN BY INVESTING FOR BOTH INCOME AND CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN THE STOCKS OF U.S. PUBLIC UTILITY COMPANIES. THESE INCLUDE COMPANIES THAT PROVIDE PRODUCTS AND SERVICES RELATED TO ELECTRIC POWER, COMMUNICATIONS, GAS, AND WATER. THE STOCKS OF PUBLIC UTILITY COMPANIES GENERALLY PAY CONSISTENT AND ABOVE-AVERAGE DIVIDENDS. THE FUND ALSO INVESTS IN ENERGY STOCKS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.


             ------------------------------------------------------

MARKET
HIGHLIGHTS

- The Federal Reserve has raised the federal funds rate three times since the start of the fiscal year. The yield on the ten-year Treasury note, which has recently become the benchmark for interest rates, rose to 6.21% from 6.05%.

- The Dow Jones Utilities Index was higher on April 30 than on October 31, despite rising interest rates and the market's expectation of additional rate hikes in the near future.

- All sectors of the market were volatile, but technology and Internet-related stocks experienced the greatest price declines, which coincided with sustained price increases in the electric and gas utility averages.

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG ASSET ALLOCATION FUND
                        --------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Rimas Milaitis            /s/ Jeffrey A. Koch          /s/ Bradley C. Tank

Rimas Milaitis                Jeffrey A. Koch              Bradley C. Tank
Portfolio Co-manager          Portfolio Co-manager         Portfolio Co-manager

-------------------------------------------------------------------------------
During the past six months, we searched for areas of the market that we believe had the potential to exhibit superior relative revenue and earnings growth. It is this discipline that led us to our investments in the energy sector. The recovery in oil prices to the mid-$20 per barrel range, OPEC coordination on supply, and strong global growth provide a solid backdrop for profit growth of companies related to the energy sector. The Fund's investment in Exxon Mobil Corp. is an example of how we are trying to leverage this positive mix of events.

The performance of the technology sector during the period was exceptional prior to the April correction. Investments in all forms of technology by corporations--be it for communications, computing, or productivity-- fueled this sector's superior earnings profile. We attempted to draw on the strong demand in networking and semiconductors with investments in companies such as Cisco Systems and Intel. These holdings boosted performance during the
period.                                               --------------------------

Looking forward, the environment for corporate
profit growth is one of the best in history. Global       WE ARE CAUTIOUSLY
economic activity continues at a strong pace. Signs
of slight deterioration in the balanced inflation          OPTIMISTIC OVER
backdrop are beginning to appear through rising
labor costs as the labor market remains                   THE INTERMEDIATE-
exceptionally tight. This certainly has not gone
unnoticed by the Federal Reserve. We do expect             TERM POTENTIAL
the Fed to continue to raise rates until some signs
of cooling appear, whether through labor costs               FOR STOCKS.
or housing demand.                                    --------------------------
--------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Asset Allocation Fund returned 7.66% for the six months ended April 30, 2000, versus 7.20% for the S&P 500 Stock Index.(1), *

- Equities represented approximately 64% of Fund assets, with fixed-income securities representing the balance.

- We raised the average credit quality of the bond portfolio and shortened its duration during the period.

- The Fund's name is changing to the Strong Balanced Fund as of June 23, 2000.

-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS(1)

                                 AS OF 4-30-00

                                 1-year      9.47%

                                 3-year     17.88%

                                 5-year     16.10%

                                 10-year    12.51%

                         Since Inception    14.25%
                           (on 12-30-81)

Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.
-------------------------------------------------------------------------------

                                ASSET ALLOCATIONS

                                        10-31-99           4-30-00
-------------------------------------------------------------------------------
Stocks                                    64.0%              63.2%

Bonds                                     31.3%              34.2%

Short-Term
  Investments                              4.7%               2.6%

The Fund's asset allocation includes the effect of futures positions held by the Fund.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

The Fed's options are somewhat constrained during this election year, as the Fed will almost assuredly want to stay out of the picture as we draw close to the election in November. In the meantime, bulls and bears alike will debate the Fed's intentions with every piece of economic data that is released.

We are cautiously optimistic over the intermediate-term potential for stocks. The combination of a gradualist Fed and strong profit growth could help stocks move higher. Tight labor markets will certainly remain, however--potentially increasing inflationary pressure without a commensurate rise in productivity. We believe that the Fed's gradualist approach should allow the stock market to absorb incremental rate hikes and move higher based on the stellar corporate profit picture.

We thank you for your support and confidence. It's our goal to help you pursue your future financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-30-81 TO 4-30-00

                         The Strong         S&P 500            Lipper Flexible
              Asset Allocation Fund     Stock Index    Portfolio Funds Average
Dec 81                      $10,000         $10,000                    $10,000
Dec 83                      $19,344         $14,896                    $15,295
Dec 85                      $25,346         $20,853                    $20,132
Dec 87                      $29,734         $26,044                    $24,544
Dec 89                      $36,104         $39,993                    $31,818
Dec 91                      $44,393         $50,557                    $39,653
Dec 93                      $52,469         $59,892                    $47,743
Dec 95                      $63,028         $83,487                    $58,865
Dec 97                      $81,219        $136,906                    $79,343
Dec 99                     $113,836        $213,073                   $101,583
Apr 00                     $115,067        $211,402                   $102,943

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG ASSET ALLOCATION FUND SEEKS HIGH TOTAL RETURN CONSISTENT WITH REASONABLE RISK OVER THE LONG TERM. THE FUND INVESTS IN A COMBINATION OF STOCKS, BONDS, AND CASH. UNDER NORMAL CONDITIONS, ABOUT 60% OF ASSETS WILL BE INVESTED IN STOCKS, 35% IN BONDS, AND 5% IN CASH. THE FUND'S BOND PORTFOLIO CONSISTS PRIMARILY OF INTERMEDIATE-TERM CORPORATE BONDS OF HIGHER-, MEDIUM-, AND LOWER-QUALITY. THE MANAGERS FOCUS PRIMARILY ON HIGH-YIELD BONDS WITH POSITIVE OR IMPROVING CREDIT FUNDAMENTALS. THE FUND'S MANAGERS ATTEMPT TO STRIKE A BALANCE BETWEEN AN INVESTMENT'S GROWTH AND INCOME PROSPECTS, AND ITS POTENTIAL RISKS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.


-------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- The Federal Reserve continued with its tightening bias by raising short-term interest rates three times during the period.

- Signs of excess included a very tight labor market, a strong housing market, and a speculative fever for stocks tied to the Internet.

- Performance in the technology sector came at the expense of all other sectors. For most of the period, new economy stocks were bought without regard to valuation and old economy stocks were sold off, again regardless of valuation. This sharp dislocation in valuations--along with rising interest rates--started a correction phase in the market in April.

*The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG EQUITY INCOME FUND
                         -----------------------------
PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager
-------------------------------------------------------------------------------
We have been particularly interested in the energy sector of late. Oil prices recovering to the mid-$20 per barrel range, OPEC successfully controlling supply, and strong global growth all provide a solid backdrop for energy-related companies. Our investment in Exxon Mobil reflects our growing confidence in this sector.

For most of the six months, performance in the technology sector was stunning. Although this sector tends to be quite volatile, as we saw in April, investors scrambled to virtually anything related to the latest trends in technology. What was most peculiar about the period is not the extraordinary performance of technology shares, but rather the willingness of investors to assume the success of companies with little or no earnings. The Internet is a new medium through which great gains in technological advancement and productivity should be made,
but to award multibillion-dollar market               --------------------------
capitalizations to companies with little or no              ALL IN ALL, WE
earnings smacked of pure speculation by investors.
The Fund was underweighted in the sector.                  BELIEVE THE FED'S
Our investments in this area focused on
large-capitalization, franchise semiconductor             GRADUALIST APPROACH
companies such as Texas Instruments and
Intel.                                                   SHOULD ALLOW THE STOCK

Looking forward, the environment for corporate             MARKET TO ABSORB
profit growth is one of the best in history, as
global economic activity continues on a strong           INCREMENTAL RATE HIKES
pace. Signs of slight inflationary pressure remain,
and we do expect the Fed to continue its                   AND MOVE HIGHER.
tightening until the economy shows some sign          --------------------------
--------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- For the six months ended April 30, 2000, The Strong Equity Income Fund returned 6.45%, while the S&P 500 Stock Index returned 7.20%.(1), *

- The technology sector continued to be the best performer. Investments in such companies as Intel and Texas Instruments boosted performance.

- The Fund sought to tap into the energy sector's strong global growth and recovery in fuel prices with an investment in Exxon Mobil Corporation.
-------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                AS OF 4-30-00

                               1-year           8.01%

                               3-year          19.66%

                      Since Inception          21.87%
                        (on 12-29-95)

Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.
-------------------------------------------------------------------------------

                               TOP FIVE INDUSTRIES

                        BASED ON NET ASSETS AS OF 4-30-00

                       INDUSTRY           % OF NET ASSETS
                      -----------------------------------
                      Electronics--Semiconductor
                       Manufacturing                   10.6%

                      Telecommunications--Services      6.9%

                      Oil--International Integrated     5.8%

                      Healthcare--Drug/Diversified      5.7%

                      Electrical Equipment              4.6%

PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.

 (1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

of cooling. Whatever action the Fed takes will be likely to happen well before the November elections, as typically the Fed opts to stay out of the credit markets as the election nears. In the meantime, the debate will rage on between bulls and bears as to how much tightening will actually be needed.

With this in mind, we are cautiously optimistic regarding stocks' potential in the intermediate term. The combination of a gradualist Federal Reserve and strong profit growth could help stocks move higher. Oil prices have settled into a comfortable range, and there appears to be some remaining capacity in the manufacturing sector. But tight labor markets will certainly remain, which can exert inflationary pressure absent a commensurate gain in productivity. All in all, we believe the Fed's gradualist approach should allow the stock market to absorb incremental rate hikes and move higher.

Thank you for your investment in the Strong Equity Income Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-29-95 TO 4-30-00

                     The Strong          S&P 500           Lipper Large-Cap
             Equity Income Fund      Stock Index          Value Funds Index
Dec 95                  $10,000          $10,000                    $10,000
Jun 96                  $11,296          $11,010                    $10,883
Dec 96                  $12,810          $12,296                    $12,107
Jun 97                  $15,126          $14,830                    $14,189
Dec 97                  $16,822          $16,398                    $15,554
Jun 98                  $19,327          $19,303                    $17,539
Dec 98                  $20,632          $21,085                    $18,391
Jun 99                  $22,231          $23,695                    $20,456
Dec 99                  $23,736          $25,522                    $20,373
Apr 00                  $23,560          $25,321                    $20,176

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH


THE STRONG EQUITY INCOME FUND SEEKS TOTAL RETURN BY INVESTING FOR BOTH INCOME AND CAPITAL GROWTH. THE FUND FOCUSES PRIMARILY ON THE STOCKS OF LARGE-CAPITALIZATION, DIVIDEND-PAYING U.S. COMPANIES. TO CHOOSE INVESTMENTS, THE MANAGER EVALUATES DOMESTIC AND INTERNATIONAL ECONOMIC CONDITIONS AND EVENTS. THE MANAGER THEN IDENTIFIES STOCKS IN THOSE SECTORS THAT APPEAR LIKELY TO BENEFIT FROM THOSE CONDITIONS, AND AVOIDS THOSE THAT APPEAR LIKELY TO SUFFER. THE MANAGER'S PHILOSOPHY IS TO REMAIN FULLY INVESTED IN STOCKS,
DESPITE MARKET FLUCTUATIONS.
-------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- The Federal Reserve raised short-term interest rates 3 times for a total of 75 basis points. Inflationary concerns included a tight labor market, rising commodity prices, high stock valuations, and a persistently strong housing market.

- Technology stocks continued to outperform over most of the six months. Almost all other sectors underperformed as the market discounted the negative impact that rate hikes could have on economic activity and corporate profits.

- In the closing weeks of the period, investors began to respond to the relatively low valuations of non-technology stocks. The result was April's steep correction in technology shares.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG LIMITED RESOURCES FUND
                       ---------------------------------
PERSPECTIVES
FROM THE MANAGER

/s/ Mark A. Baskir
Mark A. Baskir
Portfolio Manager
-------------------------------------------------------------------------------
The past six months have finally seen some recognition of the strong fundamentals and excellent values presented in the basic resources stocks. The negatives that prevailed in 1998--recession in Southeast Asia, an oversupply of oil, and warm winters--have now receded into investors' memories. What is apparent now is that world economic activity is very healthy, despite moderate inflation and higher interest rates. Demand for energy and other natural resources increases as economies grow, so we believe the outlook for the resources area looks very bright.

In the resources area, all industries are now seeing increased demand for their products. Copper, paper and forest products, steel, aluminum, and chemicals have all seen higher prices in the past few months. All these producers have reduced capacity and cut inventories. As a result, ---------------------------- supply is lower, demand is higher, prices have
risen, and profitability has increased dramatically.   ...WE BELIEVE THAT MANY

Nowhere are these fundamentals more graphically         STOCKS IN THE RESOURCES
demonstrated than in the energy area. OPEC
recently raised oil production modestly, as prices        AREA REMAIN UNDER-
exceeded $30, the highest level since the Iraq-
Kuwait war of 10 years ago. Oil prices have now            VALUED RELATIVE TO
settled in the mid-$20s area, with the result that
demand is improving while investment in new               HISTORICAL GROUP AND
supply is still subdued. The situation is similar
in North American natural gas, as demand is             STOCK-MARKET VALUATIONS,
strong, new supply sources are minimal, and
prices have risen significantly. Considering this        AND THEREFORE ARE STILL
environment, we increased the Fund's holdings
within the oil services industry.                         VERY ATTRACTIVE FOR

                                                         FUTURE APPRECIATION.
                                                    ----------------------------
--------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Limited Resources Fund posted a return of 15.78% for the six months ended April 30, 2000, while the S&P 500 Stock Index returned 7.20%.(1), *

- The Fund continued to outperform the general market during this period as world economic activity continued to grow strongly. Demand for oil (and other natural resources) improved, and OPEC continued to restrain oil production. Also, other resources industries reduced capacity, slashed inventories, and allowed prices to rise.

- The Fund benefited from a more aggressive posture in the face of improved resource-area fundamentals. In particular, we increased holdings in oil services.
-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS(1)

                                  AS OF 4-30-00

                             1-year        11.51%

                    Since Inception         0.00%
                       (on 9-30-97)

Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.
-------------------------------------------------------------------------------

                               TOP FIVE INDUSTRIES

                        BASED ON NET ASSETS AS OF 4-30-00

                       INDUSTRY           % OF NET ASSETS
                      -----------------------------------
                      Oil Well Equipment & Service      20.8%

                      Oil--North American
                       Exploration & Production         20.0%

                      Natural Gas Distribution          16.7%

                      Oil--North American Integrated    10.5%

                      Oil--International Integrated      9.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

In the past few months, investors have responded positively to the improved earnings results in resources companies, with many resources stocks appreciating significantly during this time. Nonetheless, we believe that many stocks in the resources area remain undervalued relative to historical group and stock-market valuations, and therefore are still very attractive for future appreciation.

As demand for resources grows and supply remains tight, product prices should rise, and corporate earnings should grow--an environment very positive for stock prices. In addition, many resources industries are experiencing major consolidations. These mergers are a response to the need to reduce capacity, cut costs, and achieve a greater market presence. Notable transactions include BP Amoco-Atlantic Richfield, Dow Chemical-Union Carbide, Alcoa-Reynolds Metals, Anadarko Petroleum-Union Pacific Resources, and International Paper-Champion International. In recognition of the opportunities these mergers offer, the Fund has added to the more dynamic energy areas, such as oil service, exploration, and production companies.

We believe that the market has just begun to recognize the strong fundamentals inherent in the Fund's investments. We are very optimistic about the future. Thank you for your patience and continued interest in the Strong Limited Resources Fund.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 9-30-97 TO 4-30-00

                The Strong Limited          S&P 500              Lipper Natural
                    Resources Fund      Stock Index       Resources Funds Index
 Sep 97                    $10,000          $10,000                     $10,000
 Dec 97                     $9,306          $10,287                      $9,265
 Apr 98                     $9,706          $11,840                      $9,871
 Aug 98                     $6,304          $10,248                      $6,395
 Dec 98                     $7,275          $13,227                      $7,123
 Apr 99                     $8,968          $14,424                      $9,096
 Aug 99                     $9,168          $14,329                      $9,672
 Dec 99                     $8,697          $16,010                      $9,511
 Apr 00                    $10,000          $15,885                     $10,530

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH


THE STRONG LIMITED RESOURCES FUND SEEKS TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME. THE FUND INVESTS PRIMARILY IN THE STOCKS OF COMPANIES INVOLVED IN THE EXPLORATION, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF ENERGY AND OTHER NATURAL RESOURCES. IT FOCUSES ON LARGE- AND MEDIUM-CAPITALIZATION COMPANIES THAT PAY CURRENT DIVIDENDS AND WHOSE EARNINGS ARE EXPECTED TO IMPROVE. TO A LIMITED EXTENT, THE FUND MAY INVEST IN FOREIGN SECURITIES.

-------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- Natural resources stocks have recently outperformed the overall market. Investors' interest was prompted by strong world economic activity as well as rising prices for crude oil and natural gas, despite another warm winter.

- In general, the market became more volatile. Technology was strong for most of this period, but faced heavy profit-taking in April.

- Overall, the fundamentals of inflation, interest rates, and earnings remain generally positive. However, the equity and debt markets continue to focus on these fundamentals, and any sign of deterioration could lead to temporary market declines.

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper Natural Resources Funds Index is Lipper Inc.

                          THE STRONG TOTAL RETURN FUND
                          ----------------------------
PERSPECTIVES
FROM THE MANAGERS

/s/ Ronald C. Ognar                    /s/ Ian J. Rogers
Ronald C. Ognar                        Ian J. Rogers
Portfolio Co-manager                   Portfolio Co-manager
-------------------------------------------------------------------------------

Concerns over rising interest rates continued to dominate the stock market. In the near term, the Fed is expected to continue its hawkish posture, though it will likely adopt a neutral stance in advance of the presidential election. Because of the worries over higher rates, equity markets have been highly volatile. On April 14, the Nasdaq, which had been the leader among stock indexes, had fallen over 30% from its level on March 27. The Dow, which hadn't enjoyed as strong a run-up as the Nasdaq, had fallen over 11% from its level on January 24. Rotation in and out of industry groups has been fast and furious as investors attempt to identify the sector that will lead the markets. On a positive note, money has continued to flow into equity mutual funds, and cash reserves have been building in these funds. That means fund managers--including ourselves--have been able to build some assets to deploy once the dust settles a little more.

Offsetting potentially higher inflation are the           ----------------------
gains being made in productivity. Technology
and innovation are the key drivers of these                  IN THE CURRENTLY
improvements. Corporate earnings are also very
positive. In the first quarter of 2000, for example,      VOLATILE ENVIRONMENT,
corporate profits rose by 20.1% versus an 18%
rise for the fourth quarter of 1999. Even in the              WE HAVE SEEN A
face of higher raw-materials costs, companies
have been able to improve profitability through           ROTATION TO DEFENSIVE
productivity gains and cost-cutting.
                                                              NAMES FOR THE
In the currently volatile environment, we have
seen a rotation to defensive names for the sake of           SAKE OF SAFETY.
safety. Newly emerging industries and companies
continue to report strong and accelerating                ----------------------

--------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- For the six months ended April 30, 2000, the Fund posted a total return of 32.97%, well ahead of the S&P 500's return of 7.20%.(1), *

-  The Fund has continued its emphasis on high-quality growth companies.

- Effective May 1, 2000, the Fund's name is changing from the Strong Total Return Fund to the Strong Large Cap Growth Fund. Income will no longer be a stated goal of the Fund.

-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS(1)

                                   AS OF 4-30-00

                               1-year        41.45%

                               3-year        36.80%

                               5-year        28.34%

                              10-year        19.88%

                      Since Inception        18.50%
                        (on 12-30-81)

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that recent returns were primarily achieved during favorable market conditions, especially within the technology sector. Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

-------------------------------------------------------------------------------

                               TOP FIVE INDUSTRIES

                        BASED ON NET ASSETS AS OF 4-30-00

                       INDUSTRY           % OF NET ASSETS
-------------------------------------------------------------------------------
                       Electronics--Semiconductor
                        Manufacturing                   11.8%

                       Computer Software                 9.4%

                       Telecommunication Equipment       7.6%

                       Healthcare--Drug/Diversified      5.5%

                       Electrical Equipment              4.9%

Please see the schedule of investments in securities for a complete listing of the Fund's portfolio.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

revenue growth, yet their valuations have seen big declines. These high-quality emerging companies are no longer as pricey as they used to be, yet their fundamentals remain solid. As the Fed actively seeks to temper the economy through interest-rate hikes, we anticipate that many of these stocks will remain under some price pressure. For this portfolio, we will continue to focus our efforts on identifying the highest-quality growth companies at valuations that make good investment sense.

Among the areas that have become more attractive are telecommunications, technology, software, and networking stocks. Our holdings within the technology sector provided meaningfully to the Fund's return. Specifically, during the past six months, we purchased several securities within the technology sector, including JDS Uniphase, VeriSign, Juniper Networks, and Sun Microsystems. We did sell several technology holdings, as well, including Microsoft, Lexmark International Group, and Yahoo! We also expect to see a peak in interest rates, which will give us an opportunity to add to high-growth financials. Many of these stocks have been lagging and should move forward as inflation fears subside. The economy remains strong. We view the recent stock market correction, unsettling as it may be in the short term, as normal and even healthy.

We thank you for your continuing support and look forward to serving you in the years to come.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-30-81 TO 4-30-00

                    The Strong          S&P 500           Lipper Large-Cap
             Total Return Fund      Stock Index         Growth Funds Index
Dec 81                 $10,000          $10,000                    $10,000
Dec 83                 $18,720          $14,896                    $15,808
Dec 85                 $25,936          $20,853                    $20,107
Dec 87                 $33,002          $26,044                    $24,258
Dec 89                 $39,140          $39,993                    $35,572
Dec 91                 $48,578          $50,557                    $47,967
Dec 93                 $59,851          $59,892                    $56,735
Dec 95                 $74,963          $83,487                    $75,916
Dec 97                $106,181         $136,906                   $116,777
Dec 99                $223,975         $213,073                   $214,856
Apr 00                $224,499         $211,402                   $214,338

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG TOTAL RETURN FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME. THE FUND EMPHASIZES STOCKS OF LARGE- AND MEDIUM-CAPITALIZATION COMPANIES WITH STEADY OR GROWING DIVIDENDS. THE FUND'S MANAGERS SEEK TO IDENTIFY REASONABLY PRICED COMPANIES THAT HAVE ACCELERATING SALES AND EARNINGS, ENJOY A COMPETITIVE ADVANTAGE, AND HAVE EFFECTIVE MANAGEMENT TEAMS. WHEN MARKET CONDITIONS ARE FAVORABLE, THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN BONDS. THE FUND WRITES PUT AND CALL OPTIONS AND, TO A LIMITED EXTENT, MAY INVEST IN FOREIGN SECURITIES.

-------------------------------------------------------------------------------

 MARKET
HIGHLIGHTS

- The Federal Reserve continued its tightening stance, with three rate hikes over the six-month period.

-  Corporate earnings remain strong, with double-digit growth.

- In April, worries about inflation and the Fed's activity had a sharp impact on the markets. Both the Nasdaq and Dow suffered significant declines during April. On April 14, the Nasdaq had fallen over 30% from its level on March 27, while the Dow had fallen over 11% from its level on January 24.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 Stock Index is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG BLUE CHIP 100 FUND
                         -----------------------------
PERSPECTIVES
FROM THE MANAGER

/s/ Karen E. McGrath
Karen E. McGrath
Portfolio Manager
-------------------------------------------------------------------------------

In recent months, investors have been confronted with an array of economic and financial crosscurrents, in addition to severe market volatility. Many conflicting theories and forecasts have come to the fore.

While the U.S. economy remains very healthy, as we have noted in previous reports, in the short term, it appears to be growing too fast. Excess consumer demand appears to be the driving force, which has had some negative consequences. Namely, we all may have to take some bitter medicine in the form of higher interest rates to ensure that the economy will continue to enjoy good health without incurring higher inflation rates over the longer term. In response to rising interest rates, we have lightened our holdings in interest-rate sensitive sectors, such as consumer durables and financials. If the Federal
Reserve is successful in slowing growth               --------------------------
and extending the profit cycle, as we believe
it will be, then stock prices should respond            FOR THE STOCK MARKET,
positively with higher prices over the
months ahead.                                            THE MOST IMPORTANT

For the stock market, the most important               ASSUMPTION IS THAT THE
assumption is that the economic and profit
expansion should continue through the year               ECONOMIC AND PROFIT
2001. We anticipate that actual corporate
operating profits should grow at a double-                EXPANSION SHOULD
digit rate, with stock prices outperforming
based on strong earnings.                                 CONTINUE THROUGH

It's our opinion that the growth in tech-                  THE YEAR 2001.
nology will continue, driven by continued
building of communications and Internet
                                                      --------------------------
--------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- In recent months, the Fund underweighted interest-rate sensitive economic sectors, such as consumer durables and financials.

- More than half the portfolio was invested in the technology sector, in both data and communications. These stocks contributed positively to the Fund's performance. This sector appears to have the greatest potential for above-average growth in revenues and earnings.
-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 4-30-00

                                 INVESTOR CLASS
                                ---------------
                            1-year       30.37%

                   Since Inception       33.09%
                      (on 6-30-97)

                               ADVISOR CLASS(1)
                               ----------------
                            1-year       30.16%

                   Since Inception       32.88%
                      (on 6-30-97)

RECENT STOCK MARKET FLUCTUATIONS EMPHASIZE THAT EQUITY FUNDS CAN BE VOLATILE INVESTMENTS. THEY SHOULD ONLY BE CONSIDERED FOR LONG-TERM INVESTMENT GOALS.
-------------------------------------------------------------------------------

                               TOP FIVE INDUSTRIES

                        BASED ON NET ASSETS AS OF 4-30-00

                       INDUSTRY           % OF NET ASSETS
                      -----------------------------------
                      Computer Software             14.2%

                      Electronics--Semiconductor
                        Manufacturing               10.2%

                      Computer--Manufacturers        7.6%

                      Telecommunication Equipment    7.5%

                      Telecommunication--Services    6.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) The performance of the Advisor Class shares prior to 2-28-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

infrastructures, the resurgence in Asia, and the need for spending on technology to improve corporate efficiency and to meet growing international competition. Large technology companies are attractive investments for several reasons: their global presence, strong financial positions, and profitable business models. The Fund will continue to have a meaningful investment in this sector--even though its unprecedented growth opportunities are accompanied by unprecedented volatility.

The Fed's goal is economic expansion at a pace consistent with mild-mannered inflation. And aside from oil prices, there are few signs of inflationary pressure. After the April price adjustment that hit the markets, investors can now focus more on the fact that Federal Reserve policy is aimed at slowing and extending, not stopping, economic growth.

Thank you for your continued investment in the Strong Blue Chip 100 Fund.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                             FROM 6-30-97 TO 4-30-00

                     The Strong           S&P 500           Lipper  Large-Cap
             Blue Chip 100 Fund       Stock Index          Growth Funds Index
Jun 97                  $10,000           $10,000                     $10,000
Dec 97                  $10,872           $11,058                     $10,932
Jun 98                  $13,233           $13,016                     $13,171
Dec 98                  $15,647           $14,218                     $14,920
Jun 99                  $17,634           $15,978                     $16,708
Dec 99                  $21,730           $17,210                     $20,115
Apr 00                  $22,477           $17,075                     $20,066

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.
-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG BLUE CHIP 100 FUND SEEKS TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME. THE FUND INVESTS IN THE COMMON STOCKS OF THE 100 LARGEST MARKET CAPITALIZATION COMPANIES PRIMARILY TRADED IN THE U.S. AS DETERMINED BY THE FUND'S MANAGER. THESE BLUE CHIP STOCKS TEND TO PAY HIGHER DIVIDENDS THAN MEDIUM- AND SMALL-CAPITALIZATION STOCKS. HALF OF THE FUND'S ASSETS ARE INVESTED IN THESE STOCKS IN PROPORTION TO SIZE. THE OTHER HALF OF THE FUND'S ASSETS ARE SELECTIVELY INVESTED IN 20 TO 30 OF THOSE SAME 100 COMPANIES. THE PORTFOLIO MANAGER FOCUSES ON THOSE COMPANIES THAT THE FUND'S MANAGER BELIEVES OFFER GREATER RETURN POTENTIAL. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN DOLLAR-DENOMINATED FOREIGN SECURITIES.
-------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

-  Oil prices have been rising, along with business costs.

- With the Federal Reserve continuing to raise interest rates and high stock valuations in many sectors, investors found plenty of reason to take some profits. A sharp, extensive price correction resulted in April, with few stocks being spared.

- The correction to date has gone a long way toward discounting the negative factors discussed in the preceding two points.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG GROWTH AND INCOME FUND
                         ---------------------------------
PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager
-------------------------------------------------------------------------------

Opportunities in technology abound, despite the market correction in technology stocks we saw in April. Many innovations have occurred in wireless communications, the Internet, and high-speed data transfer. Determining areas of strength is only the beginning, though. We must then find specific franchise companies that appear to be in the best position for growth. We believe one such company is STMicroelectronics, a producer of a broad array of semiconductors used in many of the high-growth areas of technology. In addition, Cisco Systems continues to be a favorite due to its dominance in fast-growth networking.

In contrast, our emphasis in financial stocks waned as the Federal Reserve continued on its tightening path. Rising short-term interest rates typically
have a negative impact on banks' net         --------------------------------
interest margins, hurting profitability.
The Fund retained some exposure to this              OUR GOAL IS TO
sector, but only in companies with
strong franchises and diversified                   CAPITALIZE ON THE
revenue streams such as American Express
and Citigroup.                                     ECONOMY'S STRENGTHS,

In times like these, when one sector                BUT TO DO SO WITH A
dominates the market's performance, it's
essential to be forward-thinking, rather             STRATEGY THAT'S
than getting lulled into a sense
that old laws of economics have been                 APPROPRIATE FOR A
repealed. (It's our observation that,
while they may be stretched from time                 CORE INVESTMENT.
to time, they are rarely repealed.) So,
we are crafting a diversified approach,      --------------------------------
with exposure to dominant companies
in growing end markets

-----------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- Our overweighting in technology benefited performance as the sector continued to outperform the major stock averages.

- In contrast, the Fund pared back its exposure to the financial sector, as we believed the Federal Reserve would continue its tightening of monetary policy.
-----------------

         AVERAGE ANNUAL
         TOTAL RETURNS

         As of 4-30-00

         INVESTOR CLASS
         --------------
         1-year     23.99%

         3-year     30.29%

Since Inception     29.84%
  (on 12-29-95)
         ADVISOR CLASS (1)
         -----------------
         1-year     23.80%

         3-year     30.05%

Since Inception     29.60%
  (on 12-29-95)
      INSTITUTIONAL CLASS(2)
      ----------------------
       1-year       24.12%

       3-year       30.33%

Since Inception     29.87%
(on 12-29-95)

Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

----------------------------------
     TOP FIVE INDUSTRIES
BASED ON NET ASSETS AS OF 4-30-00

INDUSTRY           % OF NET ASSETS
----------------------------------
Electronics--Semiconductor
  Manufacturing              18.6%

Computer Software             9.4%

Telecommunication Equipment   8.0%

Healthcare--Drug/Diversified  7.0%

Electrical Equipment          5.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) The performance of the Advisor Class shares prior to 2-28-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 2-28-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

such as Anheuser Busch, Warner-Lambert, and General Electric. Our goal is to capitalize on the economy's strengths, but to do so with a strategy that's appropriate for a core investment.

The economic environment is one of the best in history. Corporate profit growth continues at a strong pace as investment in technology increases productivity levels. The pace of economic activity is, however, beyond the Fed's comfort level. We fully anticipate the Fed will continue to raise rates until some signs of cooling appear, though the Fed will likely want to be out of the picture as November's presidential election draws near.

With this in mind, we are cautiously optimistic over the intermediate term on the potential for further appreciation in stocks. The Fed's gradualist approach should allow the stock market to absorb incremental rate hikes and move higher based on the stellar corporate profit environment.

Thank you for your continued support. We continue to strive for excellence in our investment performance through our disciplined process, and we hope to assist you in meeting your financial goals.

                   GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12-29-95 TO 4-30-00

                The Strong Growth         S&P 500           Lipper Large-Cap
                  and Income Fund     Stock Index            Core Fund Index
Dec 95                    $10,000         $10,000                    $10,000
Jun 96                    $11,556         $11,010                    $10,896
Dec 96                    $13,191         $12,296                    $11,984
Jun 97                    $15,469         $14,830                    $14,114
Dec 97                    $17,199         $16,398                    $15,486
Jun 98                    $20,447         $19,303                    $18,280
Dec 98                    $22,866         $21,085                    $19,657
Jun 99                    $25,842         $23,695                    $21,644
Dec 99                    $30,237         $25,522                    $23,461
Apr 00                    $31,008         $25,321                    $23,663

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GROWTH AND INCOME FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME. THE FUND FOCUSES PRIMARILY ON THE STOCKS OF LARGE-CAPITALIZATION, DIVIDEND-PAYING U.S. COMPANIES THAT ALSO OFFER
POTENTIAL FOR CAPITAL GROWTH. TO CHOOSE INVESTMENTS, THE MANAGER EVALUATES DOMESTIC AND INTERNATIONAL ECONOMIC CONDITIONS AND EVENTS. THE MANAGER THEN IDENTIFIES STOCKS IN THOSE SECTORS THAT APPEAR LIKELY TO BENEFIT FROM THOSE CONDITIONS, AND AVOIDS THOSE THAT APPEAR LIKELY TO SUFFER. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN-BASED COMPANIES. THE MANAGER'S PHILOSOPHY IS TO REMAIN FULLY INVESTED IN STOCKS, DESPITE MARKET FLUCTUATIONS.

------------------------------------------------------------------------------

MARKET HIGHLIGHTS

- The Federal Reserve raised interest rates three more times during the period. That made for a total of five rate hikes in the current tightening cycle.

- Technology stocks continued to outperform during this period in spite of the Federal Reserve's attempts to cool economic activity and perceived market speculation. In contrast, almost all other sectors of the market began to discount the potentially negative impact that the Fed's actions could have on earnings.

- Having taken technology valuations to new heights, investors began to broaden their interest beyond technology. A sharp correction ensued in the sector in April.

*The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES              April 30, 2000 (Unaudited)
------------------------------------------------------------------------------
                   STRONG AMERICAN UTILITIES FUND
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
---------------------------------------------------------------
Common Stocks 94.9%
---------------------------------------------------------------
Electric Power 0.1%
Northeast Utilities                         7,000 $    150,500

Electric Utility 29.9%
The AES Corporation (b)                    19,000    1,708,812
Allegheny Energy, Inc.                     15,000      455,625
Ameren Corporation                         57,000    2,091,188
CMS Energy Corporation                    101,000    1,919,000
DTE Energy Company                         22,400      730,800
Dominion Resources, Inc.                  334,535   15,054,075
Duke Energy Corporation                   160,000    9,200,000
FirstEnergy Corporation                   105,000    2,670,937
NSTAR Companies                            10,000      440,625
NiSource, Inc.                            243,500    4,504,750
PPL Corporation                             3,000       71,625
SCANA Corporation                         426,199   11,027,899
TECO Energy                               425,000    9,296,875
Wisconsin Energy Corporation              116,500    2,490,187
                                                  ------------
                                                    61,662,398

Energy Related 22.7%
Anadarko Petroleum Corporation              6,500      282,344
BP Amoco PLC Sponsored ADR                184,532    9,411,132
Chevron Corporation                        39,200    3,336,900
Conoco, Inc. Class A                        4,000       95,250
Exxon Corporation                         117,000    9,089,437
Imperial Oil, Ltd.                        297,700    6,995,950
Kerr McGee Corporation                     79,000    4,088,250
Phillips Petroleum Company                 23,500    1,114,781
Royal Dutch Petroleum Company - New York
  Registry Shares                         213,200   12,232,350
Tosco Corporation                           5,500      176,344
                                                  ------------
                                                    46,822,738

Gas Utility 21.5%
Coastal Corporation                        81,000    4,065,187
Columbia Energy Group                      20,000    1,255,000
Dynegy, Inc.                              104,850    6,861,122
El Paso Energy Corporation                 36,000    1,530,000
Enron Corporation                         195,200   13,603,000
Equitable Resources, Inc.                 142,800    6,622,350
Halliburton Company                        94,200    4,162,463
National Fuel Gas Company                  14,100      668,869
Oneok, Inc.                                 6,000      151,500
Vectren Corporation                       219,665    4,420,758
The Williams Companies, Inc.               30,200    1,126,838
                                                  ------------
                                                    44,467,087

Other Utility 0.4%
American Water Works Company, Inc.         40,000      907,500

Telecommunication 20.3%
AT&T Corporation                           75,200    3,510,900
Alltel Corporation                         76,800    5,116,800
Bell Atlantic Corporation                 151,400    8,970,450
BellSouth Corporation                     151,400    7,371,288
GTE Corporation                            67,500    4,573,125
MCI WorldCom, Inc. (b)                     22,300    1,013,256
MediaOne Group, Inc. (b)                   73,000    5,520,625
SBC Communications, Inc.                   51,800    2,269,488
Sprint Corporation                         57,000    3,505,500
                                                  ------------
                                                    41,851,432

--------------------------------------------------------------
Total Common Stocks (Cost $160,639,892)            195,861,655
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Short-Term Investments (a) 4.7%
Commercial Paper 1.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%            $  875,000 $    875,000
Warner Lambert Company, 5.76%           1,120,800    1,120,800
Wisconsin Electric Power Company, 5.76% 1,161,700    1,161,700
                                                  ------------
                                                     3,157,500

Repurchase Agreements 3.2%
ABN-Amro Inc. (Dated 4/28/00), 5.78%,
  Due 5/01/00 (Repurchase proceeds $6,503,131);
  Collateralized by: U.S. Government & Agency
  Issues (e)                            6,500,000    6,500,000
--------------------------------------------------------------
Total Short-Term Investments (Cost $9,657,500)       9,657,500
--------------------------------------------------------------

--------------------------------------------------------------
Total Investments in Securities
   (Cost $170,297,392) 99.6%                       205,519,155
Other Assets and Liabilities, Net 0.4%                 773,417
--------------------------------------------------------------
Net Assets 100.0%                                 $206,292,572
==============================================================

--------------------------------------------------------------
               STRONG ASSET ALLOCATION FUND
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Common Stocks 61.2%
Aerospace & Defense 0.4%
The Boeing Company                         37,000 $  1,468,438

Automobile 0.5%
Ford Motor Company                         30,800    1,684,375

Bank - Money Center 2.9%
The Chase Manhattan Corporation            37,200    2,680,725
Citigroup, Inc.                           129,500    7,697,156
                                                  ------------
                                                    10,377,881

Bank - Super Regional 0.5%
The Bank of New York Company, Inc.         40,500    1,663,031

Beverage - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.             21,000    1,481,813

Beverage - Soft Drink 0.5%
The Coca-Cola Company                      14,000      658,875
PepsiCo, Inc.                              32,000    1,174,000
                                                  ------------
                                                     1,832,875

Brokerage & Investment Management 0.2%
Morgan Stanley, Dean Witter & Company      10,400      798,200

Chemical 0.2%
Union Carbide Corporation                  12,000      708,000

Computer - Manufacturers 1.2%
Compaq Computer Corporation                25,000      731,250
International Business Machines
  Corporation                              31,500    3,516,188
                                                  ------------
                                                     4,247,438

Computer - Peripheral Equipment 0.7%
EMC Communications Corporation (b)         18,000    2,500,875

Computer Service 0.9%
Computer Sciences Corporation (b)          31,500    2,569,219
Electronic Data Systems Corporation         9,400      646,250
                                                  ------------
                                                     3,215,469

Computer Software 6.2%
Cisco Systems, Inc. (b)                   170,000   11,785,781
Microsoft Corporation (b)                  72,500    5,056,875
Oracle Systems Corporation (b)             62,000    4,956,125
                                                  ------------
                                                    21,798,781

--------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Container 0.0%
SF Holdings Group, Inc. Class C
  (Acquired 1/05/99;
  Cost $3,750) (b) (d)                        100 $          1

Cosmetic & Personal Care 0.6%
Estee Lauder Companies, Inc. Class A       13,400      591,275
The Gillette Company                       43,000    1,591,000
                                                  ------------
                                                     2,182,275

Diversified Operations 1.2%
E.I. Du Pont de Nemours & Company          11,000      521,813
Honeywell International, Inc.               9,200      515,200
Textron, Inc.                              18,000    1,114,875
Tyco International, Ltd.                   48,132    2,211,064
                                                  ------------
                                                     4,362,952

Electric Power 0.6%
Duke Energy Corporation                    18,000    1,035,000
UNICOM Corporation                         23,500      934,125
                                                  ------------
                                                     1,969,125

Electrical Equipment 4.0%
Emerson Electric Company                   21,000    1,152,375
General Electric Company                   76,000   11,951,000
Parker-Hannifin Corporation                20,000      930,000
                                                  ------------
                                                    14,033,375

Electronics - Semiconductor Equipment 0.9%
Applied Materials, Inc. (b)                30,000    3,054,375

Electronics - Semiconductor Manufacturing 7.1%
Atmel Corporation (b)                      20,000      978,750
Intel Corporation                          63,400    8,039,912
LSI Logic Corporation (b)                  84,000    5,250,000
STMicroelectronics NV                      28,000    5,311,250
Texas Instruments, Inc.                    18,000    2,931,750
Xilinx, Inc. (b)                           31,000    2,270,750
                                                  ------------
                                                    24,782,412

Finance - Miscellaneous 0.9%
American Express Company                   14,600    2,190,912
First Data Corporation                     20,000      973,750
                                                  ------------
                                                     3,164,662

Food 0.2%
Quaker Oats Company                         8,500      554,094

Healthcare - Drug/Diversified 3.0%
American Home Products Corporation         23,000    1,292,313
Johnson & Johnson                          17,500    1,443,750
Merck & Company, Inc.                      49,000    3,405,500
Pharmacia Corporation                      12,495      623,969
Schering-Plough Corporation                29,600    1,193,250
Warner-Lambert Company                     21,700    2,469,731
                                                  ------------
                                                    10,428,513

Housing Related 0.5%
Masco Corporation                          71,000    1,593,063

Insurance - Diversified 0.5%
Marsh & McLennan Companies, Inc.           18,000    1,774,125

Insurance - Property & Casualty 0.8%
American International Group, Inc.         24,500    2,687,344

Internet - Internet Service Provider/Content 1.5%
America Online, Inc. (b)                   85,600    5,119,950

Media - Cable TV 2.5%
AT&T Corporation-Liberty Media Group
  Class A (b)                              66,000    3,295,875
Cox Communications, Inc. Class A (b)       37,000    1,584,062
Time Warner, Inc.                          42,000    3,777,375
                                                  ------------
                                                     8,657,312

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Media - Publishing 0.9%
Gannett Company, Inc.                      16,200 $  1,034,775
McGraw-Hill, Inc.                          41,800    2,194,500
                                                  ------------
                                                     3,229,275

Media - Radio/TV 1.6%
CBS Corporation (b)                        63,000    3,701,250
Clear Channel Communications, Inc. (b)     27,400    1,972,800
                                                  ------------
                                                     5,674,050

Metals & Mining 0.4%
Alcoa, Inc.                                21,000    1,362,375

Mortgage & Related Service 0.6%
Federal National Mortgage Association      37,000    2,231,563

Office Automation 0.1%
Xerox Corporation                          18,000      475,875

Oil - International Integrated 3.5%
BP Amoco PLC Sponsored ADR                 44,500    2,269,500
Chevron Corporation                        29,000    2,468,625
Exxon Mobil Corporation                    71,347    5,542,770
Royal Dutch Petroleum Company -
  New York Registry Shares                 35,000    2,008,125
                                                  ------------
                                                    12,289,020

Oil Well Equipment & Service 0.4%
Halliburton Company                        16,800      742,350
Key Energy Services, Inc. (b)              14,489      141,268
Schlumberger, Ltd.                          8,500      650,781
                                                  ------------
                                                     1,534,399

Paper & Forest Products 0.1%
International Paper Company                14,000      514,500

Retail - Drug Store 0.5%
Walgreen Company                           63,500    1,785,938

Retail - Food Chain 0.5%
Safeway, Inc. (b)                          37,000    1,632,625

Retail - Major Chain 2.5%
Target Corporation                         40,500    2,695,781
Wal-Mart Stores, Inc.                     109,000    6,035,875
                                                  ------------
                                                     8,731,656

Retail - Specialty 2.6%
Gap, Inc.                                  30,825    1,132,819
The Home Depot, Inc.                       86,400    4,843,800
Lowe's Companies, Inc.                     41,800    2,069,100
Tandy Corporation                          19,900    1,134,300
                                                  ------------
                                                     9,180,019

Soap & Cleaning Preparation 0.2%
Clorox Company                             22,000      808,500

Telecommunication Equipment 3.1%
JDS Uniphase Corporation (b)                8,800      912,450
Lucent Technologies, Inc.                  33,100    2,058,406
Motorola, Inc.                             35,500    4,226,719
Nortel Networks Corporation                32,000    3,624,000
                                                  ------------
                                                    10,821,575

Telecommunications - Services 4.5%
AT&T Corporation                           81,750    3,816,703
Bell Atlantic Corporation                  37,600    2,227,800
Corning, Inc.                               5,000      987,500
MCI WorldCom, Inc. (b)                    121,630    5,526,563
Sprint Corporation                         52,000    3,198,000
                                                  ------------
                                                    15,756,566

Telephone 0.8%
SBC Communications, Inc.                   66,539    2,915,240

--------------------------------------------------------------
Total Common Stocks (Cost $120,718,513)            215,083,930
--------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Warrants 0.4%
Aladdin Gaming Holdings LLC,
  Expire 3/01/10                           40,000 $        400
American Telecasting, Inc.,
  Expire 8/10/00                              350            0
CD Radio, Inc., Expire 5/15/09 (d)          7,500      810,000
Concentric Network, Expire 12/15/07
  (Acquired 12/15/97; Cost $6,980) (d)      2,000       94,000
e.spire Communications, Inc.,
  Expire 11/01/05                           1,750      131,250
MEDIQ, Inc., Expire 6/01/09
  (Acquired 5/21/98; Cost $0) (d)           3,750           38
R&B Falcon Corporation, Expire 5/01/09 (d)  1,500      525,000
--------------------------------------------------------------
Total Warrants (Cost $247,142)                       1,560,688
--------------------------------------------------------------

Preferred Stocks 2.0%
Nextlink Communications, Inc. 14.00%
  Senior Exchangeable (f)                  44,029    2,168,423
R&B Falcon Corporation 13.875% Senior
  Preferred (f)                             1,725    1,845,429
Rural Cellular Corporation 12.25% Junior
  Exchangeable                              3,000    2,917,500
--------------------------------------------------------------
Total Preferred Stocks (Cost $6,787,743)             6,931,352
--------------------------------------------------------------

Corporate Bonds 19.0%
AKI, Inc. Senior Notes, 10.50%,
  Due 7/01/08                          $  800,000      684,000
APCOA/Standard Parking, Inc.
  Senior Subordinated Notes, 9.25%,
  Due 3/15/08                           2,250,000    1,068,750
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount
  Notes, Zero %, Due 3/01/10
  (Rate Reset Effective 3/01/03)        4,000,000    2,080,000
@Entertainment, Inc. Senior Discount Notes,
  Series B:
  Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03)                    1,500,000      982,500
  Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04)                      500,000      307,500
Avencia Group PLC Notes, 11.00%,
  Due 7/01/09 (d)                       1,500,000    1,530,000
William Carter Senior Subordinated Notes,
  Series A, 10.375%, Due 12/01/06       1,000,000      855,000
Cendant Corporation Notes, 7.75%,
  Due 12/01/03                          2,000,000    1,972,384
Charter Communications Holdings LLC/Charter
  Communications Holdings Capital
  Corporation Senior Notes, 10.00%,
  Due 4/01/09 (d)                       1,000,000      967,500
GS Escrow Corporation Senior Notes,
  7.00%, Due 8/01/03                    5,000,000    4,582,150
GT Group Telecom, Inc. Units, Zero %,
  Due 2/01/10 (Rate Reset
  Effective 2/01/05) (d)                6,000,000    3,240,000
Intermedia Communications, Inc.
  Senior Notes, Series B, 13.50%,
  Due 6/01/05                             241,000      258,246
Jazz Casino Company LLC Senior
  Subordinated Notes, 5.867%,
  Due 11/15/09                          1,500,000      474,375
Key Energy Services, Inc. Senior
  Subordinated Notes, 14.00%,
  Due 1/15/09                           1,000,000    1,097,500
Level 3 Communications, Inc.
  Senior Notes, 11.00%,
  Due 3/15/08 (d)                       1,500,000    1,458,750
MEDIQ, Inc. Senior Discount Debentures,
  Zero %, Due 6/01/09 (Rate Reset
  Effective 6/01/03)                    3,750,000      206,250
MetroNet Communications Corporation Senior
  Yankee Notes, 10.625%, Due 11/01/08   2,000,000    2,219,932
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                  2,800,000    2,674,000
NTL Communications Corporation Senior
  Notes, Series B, 11.50%, Due 10/01/08 1,500,000    1,530,000
Nextlink Communications, Inc. Senior Discount
  Notes, Zero %, Due 6/01/09 (Rate Reset
  Effective 6/01/04)                    4,000,000    2,360,000

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Niagara Mohawk Power Corporation
  Senior Notes, Series C, 7.125%,
  Due 7/01/01 (c)                      $3,780,488 $  3,739,825
Northpoint Communications Group, Inc.
  Senior Notes, 12.875%,
  Due 2/15/10 (d)                       2,700,000    2,416,500
Orbital Imaging Corporation Senior Notes,
  Series D, 11.625%, Due 3/01/05        2,000,000    1,010,000
Orion Power Holdings, Inc. Senior Notes,
  12.00%, Due 5/01/10 (d)               1,000,000    1,007,500
Premier Graphics, Inc. Senior Notes,
  11.50%, Due 12/01/05                  2,500,000    1,137,500
RSL Communications PLC Senior Yankee
  Notes, 12.875%, Due 3/01/10 (d)       1,000,000      960,000
Renaissance Media Louisiana
  LLC/Renaissance Media
  Tennessee/Renaissance Media Capital
  Corporation Senior Discount Notes,
  Zero %, Due 4/15/08 (Rate Reset
  Effective 4/15/03)                    3,000,000    2,040,000
Rose Hills Company Senior Subordinated
  Notes, 9.50%, Due 11/15/04              175,000      109,375
Russel Metals, Inc./RMI USA LLC Units,
  10.00%, Due 6/01/09                     500,000      510,000
SF Holdings Group, Inc. Senior Secured
  Discount Notes, Zero %, Due 3/15/08
  (Rate Reset Effective 3/15/03)          500,000      268,750
Sabreliner Corporation Senior Notes,
  11.00%, Due 6/15/08 (d)               2,500,000    2,100,000
Sirius Satellite Radio, Inc. Senior
  Secured Notes, 14.50%, Due 5/15/09    2,500,000    2,300,000
Telemundo Holdings, Inc. Senior Discount
  Notes, Zero %, Due 8/15/08 (Rate Reset
  Effective 8/15/03)                      250,000      162,500
Teligent, Inc. Senior Notes, 11.50%,
  Due 12/01/07                          1,000,000      865,000
Town Sports International, Inc. Senior
  Notes, Series B, 9.75%, Due 10/15/04  1,000,000      935,000
Transportation Manufacturing Operations, Inc.
  Senior Subordinated Notes, 11.25%,
  Due 5/01/09                           1,250,000    1,212,500
US Air 1993-A Pass-Thru Trust
  Certificates, Series 1993-A2,
  9.625%, Due 9/01/03 (c)               1,675,000    1,534,706
United Industries Corporation Senior
  Subordinated Notes, Series B, 9.875%,
  Due 4/01/09                           1,800,000    1,323,000
United International Holdings, Inc.
  Senior Secured Discount Notes,
  Series B, Zero %, Due 2/15/08
  (Rate Reset Effective 2/15/03)        1,500,000      982,500
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Secured Mortgage Notes,
  12.25%, Due 11/15/04                  2,000,000    1,960,000
Versatel Telecom International NV Senior
  Yankee Notes, 11.875%, Due 7/15/09    1,000,000      985,000
Viatel, Inc. Senior Notes, 11.25%,
  Due 4/15/08                           2,000,000    1,830,000
Winstar Communications, Inc. Senior
  Discount Notes, Zero %, Due 4/15/10
  (Rate Reset Effective 4/15/05) (d)    1,924,000      870,610
Winstar Communications, Inc. Senior Notes:
  12.50%, Due 4/15/08 (d)               2,000,000    1,930,000
  12.75%, Due 4/15/10 (d)                 657,000      630,720
Worldwide Fiber, Inc. Senior Yankee Notes,
  12.50%, Due 12/15/05                  1,000,000      995,000
XM Satellite Radio, Inc. Units, 14.00%,
  Due 3/15/10 (d)                       2,500,000    2,262,500
--------------------------------------------------------------
Total Corporate Bonds (Cost $75,715,026)            66,627,323
--------------------------------------------------------------

--------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.6%
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G,
  Class A-Z1, 9.50%, Due 12/25/21      $  190,362 $    190,362
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1993-2, Class A-3, 7.50%,
  Due 3/25/33                                 412          411
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7264%,
  Due 11/25/30                             32,369       32,253
Sutter CBO, Ltd./Sutter CBO Corporation
  Notes, Series 1999-1, Class B-2, 13.442%,
  Due 11/30/14 (Acquired 10/05/99;
  Cost $2,000,000) (d)                  2,000,000    1,870,620
--------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $2,223,146)                       2,093,646
--------------------------------------------------------------
United States Government &
  Agency Issues 14.2%
FHLMC Adjustable Rate Mortgage
  Participation Certificates, 7.905%,
  Due 8/01/25 (c)                       1,026,221    1,041,443
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                       36,755       37,897
  10.25%, Due 3/01/15                     101,062      106,508
  10.50%, Due 1/01/16                      12,582       13,453
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Certificates, Series G92-61,
  Class FJ, 6.067%, Due 10/25/22          464,907      455,134
GNMA Guaranteed Pass-Thru Certificates,
  7.50%, Due 12/15/07 (c)              1,050,981    1,042,817
United States Treasury Notes:
  5.50%, Due 7/31/01                    4,745,000    4,682,722
  5.75%, Due 4/30/03                    1,500,000    1,465,313
  5.875%, Due 11/15/04                 21,220,000   20,669,617
  6.125%, Due 8/15/07 (c)               3,950,000    3,868,531
  6.50%, Due 10/15/06 thru 2/15/10 (c) 16,415,000   16,476,860
--------------------------------------------------------------
Total United States Government & Agency
  Issues (Cost $49,801,778)                         49,860,295
--------------------------------------------------------------
Short-Term Investments (a) 2.0%
Commercial Paper 0.8%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%               370,100      370,100
Warner Lambert Company, 5.76%           1,823,000    1,823,000
Wisconsin Electric Power Company, 5.76%   699,100      699,100
                                                  ------------
                                                     2,892,200
Repurchase Agreements 0.9%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
  Due 5/01/00 (Repurchase proceeds
  $3,301,590); Collateralized by:
  U.S. Government & Agency
  Issues (e)                            3,300,000    3,300,000
United States Government & Agency Issues 0.3%
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  11.00%, Due 10/01/00 thru 11/01/00        8,433        8,518

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
United States Treasury Bills,
  Due 5/04/00 thru 7/20/00 (c)         $  885,000 $    884,226
                                                  ------------
                                                       892,744
--------------------------------------------------------------
Total Short-Term Investments (Cost $7,084,844)       7,084,944
--------------------------------------------------------------

--------------------------------------------------------------
Total Investments in Securities
  (Cost $262,578,192) 99.4%                        349,242,178
Other Assets and Liabilities, Net 0.6%               2,103,824
--------------------------------------------------------------
Net Assets 100.0%                                 $351,346,002
==============================================================

FUTURES
------------------------------------------------------------------
                                          Underlying
                               Expiration Face Amount  Unrealized
                                  Date     at Value   Depreciation
------------------------------------------------------------------
Purchased:
20 Two-Year U.S. Treasury Notes   6/00    $ 3,944,688   $  9,773
Sold:
18 Five-Year U.S. Treasury Notes  6/00      1,756,406     17,373
19 Ten-Year U.S. Treasury Notes   6/00      1,842,109     48,768
35 S&P 500 Index                  6/00     12,775,000    287,438

WRITTEN OPTIONS ACTIVITY
----------------------------------------------------------------
                                          Contracts   Premiums
----------------------------------------------------------------
Options outstanding at beginning of period      --  $
Options written during the period              500    78,185
Options closed                                (500)  (78,185)
Options expired                                 --        --
Options exercised                               --        --
                                             -----  --------
Options outstanding at end of period            --  $     --
                                             =====  ========
Closed options resulted in a capital gain of $31,560.

--------------------------------------------------------------
                    STRONG EQUITY INCOME FUND
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Common Stocks 93.3%
Aerospace & Defense 2.2%
The Boeing Company                         39,000   $1,547,812
United Technologies Corporation            57,000    3,544,688
                                                    ----------
                                                     5,092,500

Automobile 0.5%
Ford Motor Company                         19,200    1,050,000

Bank - Money Center 3.6%
The Chase Manhattan Corporation            37,500    2,702,344
Citigroup, Inc.                            93,948    5,584,034
                                                    ----------
                                                     8,286,378

Bank - Super Regional 2.4%
The Bank of New York Company, Inc.         64,000    2,628,000
Comerica, Inc.                             18,700      792,412
FleetBoston Financial Corporation          62,000    2,197,125
                                                    ----------
                                                     5,617,537

Beverage - Alcoholic 1.8%
Anheuser-Busch Companies, Inc.             58,400    4,120,850

Beverage - Soft Drink 0.6%
The Coca-Cola Company                      14,500      682,406
PepsiCo, Inc.                              19,000      697,063
                                                    ----------
                                                     1,379,469

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Brokerage & Investment Management 0.3%
Morgan Stanley, Dean Witter & Company       9,000 $    690,750

Commercial Service 1.1%
The Interpublic Group of Companies, Inc.   61,800    2,533,800

Computer - Manufacturers 2.5%
Compaq Computer Corporation                27,000      789,750
Hewlett-Packard Company                    17,000    2,295,000
International Business Machines
  Corporation                              16,500    1,841,812
Sun Microsystems, Inc. (b)                  9,000      827,438
                                                   -----------
                                                     5,754,000

Computer Service 1.9%
Computer Sciences Corporation (b)          21,300    1,737,281
Electronic Data Systems Corporation        39,200    2,695,000
                                                   -----------
                                                     4,432,281

Computer Software 4.3%
Cisco Systems, Inc. (b)                    71,000    4,922,297
Oracle Systems Corporation (b)             63,500    5,076,031
                                                   -----------
                                                     9,998,328

Cosmetic & Personal Care 0.9%
Estee Lauder Companies, Inc. Class A       11,400      503,025
The Gillette Company                       45,000    1,665,000
                                                   -----------
                                                     2,168,025

Diversified Operations 2.5%
E.I. Du Pont de Nemours & Company          21,200    1,005,675
Honeywell International, Inc.              32,500    1,820,000
Textron, Inc.                              18,000    1,114,875
Tyco International, Ltd.                   37,800    1,736,438
                                                   -----------
                                                     5,676,988

Electric Power 2.5%
Duke Energy Corporation                    62,000    3,565,000
PECO Energy Company                        14,900      621,144
Texas Utilities Company                    22,500      757,969
UNICOM Corporation                         20,200      802,950
                                                   -----------
                                                     5,747,063

Electrical Equipment 4.6%
Emerson Electric Company                   17,000      932,875
General Electric Company                   61,500    9,670,875
                                                   -----------
                                                    10,603,750

Electronics - Semiconductor Equipment 0.4%
Applied Materials, Inc. (b)                 8,400      855,225

Electronics - Semiconductor Manufacturing 10.6%
Intel Corporation                          68,000    8,623,250
LSI Logic Corporation (b)                  74,600    4,662,500
STMicroelectronics NV                      23,500    4,457,656
Texas Instruments, Inc.                    21,500    3,501,813
Xilinx, Inc. (b)                           43,500    3,186,375
                                                   -----------
                                                    24,431,594

Finance - Miscellaneous 1.1%
American Express Company                   12,100    1,815,756
First Data Corporation                     16,000      779,000
                                                   -----------
                                                     2,594,756

Food 1.0%
Quaker Oats Company                        34,000    2,216,375

Healthcare - Drug/Diversified 5.7%
Johnson & Johnson                          24,500    2,021,250
Eli Lilly & Company                         7,000      541,187
Merck & Company, Inc.                      47,500    3,301,250
Pharmacia Corporation                      11,900      594,256
Schering-Plough Corporation                55,000    2,217,188
Warner-Lambert Company                     40,700    4,632,169
                                                   -----------
                                                    13,307,300

Housing Related 0.3%
Masco Corporation                          32,200      722,487

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Insurance - Diversified 0.6%
Marsh & McLennan Companies, Inc.           14,850 $  1,463,653

Insurance - Property & Casualty 2.0%
American International Group, Inc.         42,296    4,639,342

Machinery - Agriculture 0.9%
Deere & Company                            53,000    2,139,875

Machinery - Construction & Mining 0.6%
Caterpillar, Inc.                          34,000    1,340,875

Machinery - Miscellaneous 0.2%
Ingersoll-Rand Company                     12,000      563,250

Media - Cable TV 2.5%
AT&T Corporation - Liberty Media Group
  Class A (b)                              53,000    2,646,687
Time Warner, Inc.                          36,000    3,237,750
                                                   -----------
                                                     5,884,437

Media - Publishing 1.3%
Gannett Company, Inc.                      17,000    1,085,875
McGraw-Hill, Inc.                          36,600    1,921,500
                                                   -----------
                                                     3,007,375

Media - Radio/TV 1.2%
CBS Corporation (b)                        48,000    2,820,000

Metal Products & Fabrication 0.6%
Illinois Tool Works, Inc.                  21,500    1,377,344

Metals & Mining 0.7%
Alcoa, Inc.                                24,000    1,557,000

Mortgage & Related Service 1.9%
Federal Home Loan Mortgage Corporation     58,000    2,664,375
Federal National Mortgage Association      30,000    1,809,375
                                                   -----------
                                                     4,473,750

Natural Gas Distribution 0.9%
Enron Corporation                          31,000    2,160,312

Office Automation 0.2%
Xerox Corporation                          19,000      502,313

Oil - International Integrated 5.8%
BP Amoco PLC Sponsored ADR                  6,200      316,200
Chevron Corporation                        20,600    1,753,575
Exxon Mobil Corporation                   101,138    7,857,158
Royal Dutch Petroleum Company -
  New York Registry Shares                 50,000    2,868,750
Texaco, Inc.                               12,100      598,950
                                                   -----------
                                                    13,394,633

Oil - North American Integrated 0.1%
USX-Marathon Group                         13,500      314,719

Oil Well Equipment & Service 0.5%
Halliburton Company                        11,300      499,319
Schlumberger, Ltd.                          8,500      650,781
                                                   -----------
                                                     1,150,100

Paper & Forest Products 1.4%
International Paper Company                43,000    1,580,250
The Mead Corporation                       26,800      932,975
Temple-Inland, Inc.                        12,000      601,500
                                                   -----------
                                                     3,114,725

Retail - Drug Store 0.9%
Walgreen Company                           72,000    2,025,000

Retail - Food Chain 0.3%
Safeway, Inc. (b)                          18,000      794,250

--------------------------------------------------------------
STRONG EQUITY INCOME FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Retail - Major Chain 3.4%
Target Corporation                         34,500 $  2,296,406
Wal-Mart Stores, Inc.                     102,400    5,670,400
                                                   -----------
                                                     7,966,806

Retail - Restaurant 0.5%
McDonald's Corporation                     27,000    1,029,375

Retail - Specialty 3.6%
Gap, Inc.                                  26,325      967,444
The Home Depot, Inc.                       76,650    4,297,191
Lowe's Companies, Inc.                     45,300    2,242,350
Tandy Corporation                          16,000      912,000
                                                   -----------
                                                     8,418,985

Soap & Cleaning Preparation 0.6%
Clorox Company                             35,000    1,286,250

Telecommunication Equipment 3.4%
Motorola, Inc.                             28,000    3,333,750
Nokia Corporation Sponsored ADR            36,000    2,047,500
Nortel Networks Corporation                22,500    2,548,125
                                                   -----------
                                                     7,929,375

Telecommunications - Services 6.9%
AT&T Corporation                           72,450    3,382,509
Bell Atlantic Corporation                  36,500    2,162,625
Corning, Inc.                              14,266    2,817,535
MCI WorldCom, Inc. (b)                     88,872    4,038,122
Sprint Corporation                         57,800    3,554,700
                                                   -----------
                                                    15,955,491

Telephone 1.5%
BellSouth Corporation                      24,000    1,168,500
SBC Communications, Inc.                   52,449    2,297,922
                                                   -----------
                                                     3,466,422
--------------------------------------------------------------
Total Common Stocks (Cost $147,193,094)            216,055,113
--------------------------------------------------------------
Convertible Preferred Stocks 2.4%
Houston Industries, Inc. 7.00% Automatic
  Common Exchange Securities               30,000    4,441,875
The Seagram Company, Ltd. 7.50%            24,100    1,226,088
--------------------------------------------------------------
Total Convertible Preferred Stocks
  (Cost $2,586,137)                                  5,667,963
--------------------------------------------------------------

Convertible Bonds 0.2%
Loews Corporation Exchangeable Subordinated
  Notes, 3.125%, Due 9/15/07           $  500,000      439,062
--------------------------------------------------------------
Total Convertible Bonds (Cost $500,000)                439,062
--------------------------------------------------------------
Short-Term Investments (a) 4.6%
Commercial Paper 0.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                62,100       62,100
Warner Lambert Company, 5.76%             625,400      625,400
Wisconsin Electric Power Company, 5.76%   593,300      593,300
                                                   -----------
                                                     1,280,800

Repurchase Agreements 4.1%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
  Due 5/01/00 (Repurchase proceeds $9,404,528);
  Collateralized by: U.S. Government &
  Agency Issues (e)                     9,400,000    9,400,000
--------------------------------------------------------------
Total Short-Term Investments (Cost $10,680,800)     10,680,800
--------------------------------------------------------------

--------------------------------------------------------------
Total Investments in Securities
  (Cost $160,960,031) 100.5%                       232,842,938
Other Assets and Liabilities, Net (0.5%)            (1,230,285)
--------------------------------------------------------------
Net Assets 100.0%                                 $231,612,653
==============================================================

--------------------------------------------------------------



--------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------
                                           Contracts  Premiums
--------------------------------------------------------------
Options outstanding at beginning of period     --     $     --
Options written during the period             400       62,548
Options closed                               (400)     (62,548)
Options expired                                --           --
Options exercised                              --           --
                                            -----     --------
Options outstanding at end of period           --     $     --
                                            =====     ========
Closed options resulted in a capital gain of $25,248.

--------------------------------------------------------------
               STRONG LIMITED RESOURCES FUND
--------------------------------------------------------------
--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Common Stocks 98.6%
Chemical 1.7%
The Dow Chemical Company                    1,000  $   113,000

Chemical - Specialty 6.3%
Cabot Corporation                           7,000      189,000
OM Group, Inc.                              2,500      115,000
Praxair, Inc.                               2,500      111,094
                                                   -----------
                                                       415,094

Diversified Operations 3.3%
E.I. Du Pont de Nemours & Company           3,500      166,031
Syntroleum Corporation (b)                  2,500       49,063
                                                   -----------
                                                       215,094

Metals & Mining 3.1%
Alcoa, Inc.                                 2,100      136,237
Phelps Dodge Corporation                    1,500       69,375
                                                   -----------
                                                       205,612

Natural Gas Distribution 16.7%
Coastal Corporation                         5,000      250,938
El Paso Energy Corporation                  3,500      148,750
Enron Corporation                           2,700      188,156
Equitable Resources, Inc.                   4,000      185,500
Questar Corporation                         9,000      169,313
Western Gas Resources, Inc.                10,000      166,875
                                                   -----------
                                                     1,109,532

Oil - International Integrated 9.8%
Chevron Corporation                         2,400      204,300
Exxon Mobil Corporation                     2,640      205,095
Royal Dutch Petroleum Company - New York
  Registry Shares                           4,200      240,975
                                                   -----------
                                                       650,370

Oil - North American Exploration & Production 20.0%
Anadarko Petroleum Corporation              6,500      282,344
Apache Corporation                          4,500      217,969
Devon Energy Corporation                    3,000      144,562
EOG Resources, Inc.                         8,000      199,000
Gulf Canada Resources, Ltd. ADR (b)        52,000      214,500
Harken Energy Corporation (b)              60,000       41,250
McMoRan Exploration Company (b)             3,500       46,375
Ocean Energy, Inc. (b)                     14,000      181,125
                                                   -----------
                                                     1,327,125

Oil - North American Integrated 10.5%
Amerada Hess Corporation                    3,500      222,687
Tosco Corporation                           4,000      128,250
Transmontaigne, Inc. (b)                   12,000       93,750
Unocal Corporation                          3,000       96,937
USX-Marathon Group                          6,500      151,531
                                                   -----------
                                                       693,155

Oil Well Equipment & Service 20.8%
Cooper Cameron Corporation (b)              3,000      225,000
ENSCO International, Inc.                   5,200      172,576
Grant Prideco, Inc. (b)                     4,500       86,625

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

--------------------------------------------------------------
STRONG LIMITED RESOURCES FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
---------------------------------------------------------------
Halliburton Company                         2,200  $    97,212
Nabors Industries, Inc. (b)                 4,500      177,469
National-Oilwell, Inc. (b)                  2,000       47,875
Schlumberger, Ltd.                          2,100      160,782
Smith International, Inc. (b)               2,400      182,400
Transocean Sedco Forex, Inc.                3,606      169,482
Weatherford International, Inc. (b)         1,500       60,937
                                                    ----------
                                                     1,380,358

Paper & Forest Products 5.6%
Kimberly-Clark Corporation                  1,500       87,093
The Mead Corporation                        2,500       87,031
Willamette Industries, Inc.                 5,200      198,575
                                                    ----------
                                                       372,699

Steel 0.8%
USX-US Steel Group                          2,000       50,125
--------------------------------------------------------------
Total Common Stocks (Cost $5,441,542)                6,532,164
--------------------------------------------------------------
Short-Term Investments (a) 1.4%
Commercial Paper
Interest Bearing, Due Upon Demand
Warner Lambert Company, 5.76%           $  92,100       92,100
--------------------------------------------------------------
Total Short-Term Investments (Cost $92,100)             92,100
--------------------------------------------------------------

--------------------------------------------------------------
Total Investments in Securities
  (Cost $5,533,642) 100.0%                           6,624,264
Other Assets and Liabilities, Net 0.0%                     744
--------------------------------------------------------------
Net Assets 100.0%                                   $6,625,008
==============================================================

--------------------------------------------------------------
                     STRONG TOTAL RETURN FUND
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
---------------------------------------------------------------
Common Stocks 91.5%
Aerospace & Defense 0.6%
General Dynamics Corporation               80,000 $  4,680,000
Northrop Grumman Corporation               50,000    3,543,750
United Technologies Corporation            50,000    3,109,375
                                                  ------------
                                                    11,333,125

Automobile 1.5%
Ford Motor Company                        100,000    5,468,750
General Motors Corporation                235,000   22,001,875
                                                  ------------
                                                    27,470,625

Bank - Money Center 3.2%
Bank of America Corporation               265,000   12,985,000
The Chase Manhattan Corporation           100,000    7,206,250
Citigroup, Inc.                           625,000   37,148,437
                                                  ------------
                                                    57,339,687

Bank - Super Regional 1.8%
The Bank of New York Company, Inc.        150,000    6,159,375
Northern Trust Company                    275,000   17,634,375
Wells Fargo Company                       220,000    9,033,750
                                                  ------------
                                                    32,827,500

Beverage - Alcoholic 0.6%
Anheuser-Busch Companies, Inc.            150,000   10,584,375

Brokerage & Investment Management 2.8%
The Charles Schwab Corporation            450,000   20,025,000
The Goldman Sachs Group, Inc.              70,000    6,527,500
Merrill Lynch & Company, Inc.              90,000    9,174,375
Morgan Stanley, Dean Witter & Company     190,000   14,582,500
                                                  ------------
                                                    50,309,375

Commercial Service 0.7%
Paychex, Inc.                             250,000   13,156,250

Computer - Manufacturers 2.4%
Dell Computer Corporation (b)              50,000    2,506,250
Sun Microsystems, Inc. (b)                430,000   39,533,125
                                                   -----------
                                                    42,039,375

--------------------------------------------------------------
STRONG TOTAL RETURN FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
---------------------------------------------------------------
Computer - Peripheral Equipment 2.8%
EMC Communications Corporation (b)        355,000 $ 49,322,813

Computer Service 0.5%
Amdocs, Ltd. (b)                          140,000    9,476,250

Computer Software 9.4%
BroadVision, Inc. (b)                      93,000    4,086,188
Brocade Communications Systems, Inc. (b)   25,000    3,100,000
Cisco Systems, Inc. (b)                 1,470,000  101,912,344
Oracle Systems Corporation (b)            410,000   32,774,375
Veritas Software Corporation (b)          240,000   25,743,750
                                                  ------------
                                                   167,616,657

Diversified Operations 3.5%
Fortune Brands, Inc.                      100,000    2,500,000
Honeywell International, Inc.             350,000   19,600,000
Pharmacia Corporation                     285,000   14,232,188
Textron, Inc.                             100,000    6,193,750
Tyco International, Ltd.                  415,000   19,064,063
                                                  ------------
                                                    61,590,001

Electrical Equipment 4.9%
General Electric Company                  550,000   86,487,500

Electronic Instrumentation 0.3%
PE Corporation-PE Biosystems Group         77,300    4,638,000

Electronics - Semiconductor Equipment 2.1%
Applied Materials, Inc. (b)               305,000   31,052,812
Teradyne, Inc. (b)                         50,000    5,500,000
                                                  ------------
                                                    36,552,812

Electronics - Semiconductor Manufacturing 11.8%
Advanced Micro Devices, Inc. (b)           45,000    3,948,750
Applied Micro Circuits Corporation (b)     80,000   10,310,000
Atmel Corporation (b)                     195,000    9,542,812
Broadcom Corporation (b)                  175,000   30,165,625
Intel Corporation                         375,000   47,554,687
Micron Technology, Inc. (b)               120,000   16,710,000
National Semiconductor Corporation (b)     80,000    4,860,000
PMC-Sierra, Inc. (b)                      150,000   28,781,250
SDL, Inc. (b)                             250,000   48,750,000
Texas Instruments, Inc.                    55,000    8,958,125
Xilinx, Inc. (b)                           20,000    1,465,000
                                                  ------------
                                                   211,046,249

Finance - Miscellaneous 0.8%
American Express Company                  100,000   15,006,250

Food 0.2%
General Mills, Inc.                       115,000    4,183,125

Healthcare - Biomedical/Genetic 0.5%
Amgen, Inc. (b)                           175,000    9,800,000

Healthcare - Drug/Diversified 5.5%
American Home Products Corporation        325,000   18,260,937
Eli Lilly & Company                       110,000    8,504,375
Merck & Company, Inc.                     200,000   13,900,000
Pfizer, Inc.                              710,000   29,908,750
Schering-Plough Corporation                75,000    3,023,437
Warner-Lambert Company                    220,000   25,038,750
                                                  ------------
                                                    98,636,249

Healthcare - Instrumentation 1.3%
Medtronic, Inc.                           460,000   23,891,250

Healthcare - Medical Supply 0.2%
Cardinal Health, Inc.                      50,000    2,753,125

Insurance - Property & Casualty 0.3%
American International Group, Inc.         50,000    5,484,375

--------------------------------------------------------------
STRONG TOTAL RETURN FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Internet - Internet Service Provider/Content 0.5%
America Online, Inc. (b)                  150,000 $  8,971,875

Internet - Network Security/Solutions 3.7%
Exodus Communications, Inc. (b)            50,000    4,421,875
Juniper Networks, Inc. (b)                260,000   55,298,750
VeriSign, Inc. (b)                         50,000    6,968,750
                                                  ------------
                                                    66,689,375

Internet - Software 0.3%
Vignette Corporation (b)                  110,000    5,300,625

Leisure Product 0.5%
Harley-Davidson, Inc.                     220,000    8,758,750

Leisure Service 0.9%
The Walt Disney Company                   380,000   16,458,750

Machinery - Miscellaneous 0.2%
Dover Corporation                          75,000    3,810,938

Media - Cable TV 0.9%
AT&T Corporation - Liberty Media Group
  Class A (b)                             105,000    5,243,437
Time Warner, Inc.                         110,000    9,893,125
                                                  ------------
                                                    15,136,562

Media - Radio/TV 0.4%
CBS Corporation (b)                        50,000    2,937,500
Clear Channel Communications, Inc. (b)     45,000    3,240,000
Viacom International, Inc. Class B (b)     25,000    1,359,375
                                                  ------------
                                                     7,536,875

Mortgage & Related Service 0.3%
Federal Home Loan Mortgage Corporation     50,000    2,296,875
Federal National Mortgage Association      40,000    2,412,500
                                                  ------------
                                                     4,709,375

Natural Gas Distribution 2.8%
Coastal Corporation                       150,000    7,528,125
Enron Corporation                         520,000   36,237,500
The Williams Companies, Inc.              150,000    5,596,875
                                                  ------------
                                                    49,362,500

Office Automation 0.5%
Xerox Corporation                         300,000    7,931,250

Oil - International Integrated 0.6%
Chevron Corporation                       130,000   11,066,250

Oil - North American Exploration & Production 0.6%
Anadarko Petroleum Corporation            200,000    8,687,500
Apache Corporation                         50,000    2,421,875
                                                  ------------
                                                    11,109,375

Oil - North American Integrated 0.1%
Valero Energy Corporation                  50,000    1,450,000

Oil Well Equipment & Service 1.2%
Schlumberger, Ltd.                        240,000   18,375,000
Transocean Sedco Forex, Inc.               80,000    3,760,000
                                                  ------------
                                                    22,135,000

Personal & Commercial Lending 0.7%
Household International, Inc.             300,000   12,525,000

Retail - Department Store 1.8%
Kohl's Corporation (b)                    670,000   32,160,000

Retail - Drug Store 0.3%
Walgreen Company                          175,000    4,921,875

Retail - Food Chain 0.8%
Safeway, Inc. (b)                         325,000   14,340,625

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Retail - Major Chain 3.4%
Costco Wholesale Corporation (b)          350,000 $ 18,921,875
Wal-Mart Stores, Inc.                     770,000   42,638,750
                                                  ------------
                                                    61,560,625

Retail - Specialty 3.3%
Best Buy Company, Inc. (b)                275,000   22,206,250
The Home Depot, Inc.                      480,000   26,910,000
Lowe's Companies, Inc.                    205,000   10,147,500
                                                  ------------
                                                    59,263,750

Telecommunication Equipment 7.6%
Comverse Technology, Inc. (b)              25,000    2,229,688
E-Tek Dynamics, Inc. (b)                   25,000    5,118,750
JDS Uniphase Corporation (b) (g)          505,000   52,362,187
Lucent Technologies, Inc.                  25,000    1,554,687
Nokia Corporation Sponsored ADR           870,000   49,481,250
Nortel Networks Corporation               225,000   25,481,250
                                                  ------------
                                                   136,227,812

Telecommunications - Cellular 0.9%
Sprint Corporation - PCS Group (b)        280,000   15,400,000

Telecommunications - Services 1.2%
Corning, Inc.                              60,000   11,850,000
Nextel Communications, Inc. Class A (b)    40,000    4,377,500
Sprint Corporation                         70,000    4,305,000
                                                  ------------
                                                    20,532,500

Telephone 0.3%
BellSouth Corporation                     100,000    4,868,750
--------------------------------------------------------------
Total Common Stocks (Cost $1,222,348,878)        1,633,773,405
--------------------------------------------------------------
Convertible Bonds 2.1%
American Tower Corporation Notes, 5.00%,
  Due 2/15/10 (d)                     $ 2,000,000    2,090,000
Exodus Communications, Inc. Subordinated
  Notes, 5.00%, Due 3/15/06             2,000,000   15,492,500
Juniper Networks, Inc. Subordinated Notes,
  4.75%, Due 3/15/07                    3,000,000    2,748,750
Redback Networks, Inc. Subordinated Notes,
  5.00%, Due 4/01/07 (d)                3,500,000    2,480,625
Veritas Software Corporation/Veritas Operating
  Corporation Subordinated Notes, 1.856%,
  Due 8/13/06                           5,000,000   15,081,250
--------------------------------------------------------------
Total Convertible Bonds (Cost $18,038,414)          37,893,125
--------------------------------------------------------------
Short-Term Investments (a) 8.0%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%             1,927,600    1,927,600
Warner Lambert Company, 5.76%           3,163,600    3,163,600
Wisconsin Electric Power Company, 5.76% 1,289,000    1,289,000
                                                  ------------
                                                     6,380,200

Repurchase Agreements 7.4%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
  Due 5/01/00 (Repurchase proceeds
  $132,463,773); Collateralized by:
  U.S. Government & Agency Issues (e) 132,400,000  132,400,000

United States Government Issues 0.2%
United States Treasury Bills,
  Due 6/01/00 thru 7/13/00              4,000,000    3,973,609
--------------------------------------------------------------
Total Short-Term Investments (Cost $142,752,880)   142,753,809
--------------------------------------------------------------
--------------------------------------------------------------
Total Investments in Securities
  (Cost $1,383,140,172) 101.6%                   1,814,420,339
Other Assets and Liabilities, Net (1.6%)           (29,204,116)
==============================================================
Net Assets 100.0%                               $1,785,216,223
==============================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

--------------------------------------------------------------
STRONG TOTAL RETURN FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------
                                        Contracts    Premiums
--------------------------------------------------------------
Options outstanding at
  beginning of period                      8,930   $  8,448,207
Options written during the period         29,610     77,174,414
Options closed                           (38,081)   (84,964,934)
Options expired                               --             --
Options exercised                             (9)       (15,932)
                                       ---------   ------------
Options outstanding at end of period         450   $    641,755
                                       =========   ============

Closed options resulted in a capital loss of $10,259,255.

---------------------------------------------------------------
WRITTEN OPTIONS DETAIL
---------------------------------------------------------------
                                       Contracts
                                       (100 shares     Value
                                      per contract)  (Note 2)
---------------------------------------------------------------
JDS Uniphase Corporation
  (Strike Price is $75. Expiration
  Date is 5/19/00. Premium Received
  is $641,755.)                            450      ($1,324,800)

------------------------------------------------------------------------------
                          STRONG BLUE CHIP 100 FUND
------------------------------------------------------------------------------

---------------------------------------------------------------
                                         Shares or
                                         Principal      Value
                                          Amount      (Note 2)
---------------------------------------------------------------
Common Stocks 99.6%
Aerospace & Defense 0.2%
The Boeing Company                         27,800  $  1,103,312

Airline 0.4%
United Parcel Service, Inc. Class B        38,800     2,580,200

Automobile 0.7%
Ford Motor Company                         38,600     2,110,937
General Motors Corporation                 20,400     1,909,950
                                                   ------------
                                                      4,020,887

Bank - Money Center 4.1%
Bank of America Corporation                54,618     2,676,282
The Chase Manhattan Corporation            26,400     1,902,450
Citigroup, Inc.                           344,650    20,485,134
                                                   ------------
                                                     25,063,866

Bank - Super Regional 0.7%
Bank One Corporation                       36,540     1,114,470
First Union Corporation                    31,600     1,007,250
Wells Fargo Company                        52,800     2,168,100
                                                   ------------
                                                      4,289,820

Beverage - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.             15,000     1,058,437

Beverage - Soft Drink 0.9%
The Coca-Cola Company                      78,900     3,713,231
PepsiCo, Inc.                              46,500     1,705,969
                                                   ------------
                                                      5,419,200

Brokerage & Investment Management 2.7%
The Charles Schwab Corporation            251,200    11,178,400
The Goldman Sachs Group, Inc.              14,200     1,324,150
Merrill Lynch & Company, Inc.              11,800     1,202,862
Morgan Stanley, Dean Witter & Company      36,400     2,793,700
                                                   ------------
                                                     16,499,112

Computer - Manufacturers 7.6%
Compaq Computer Corporation                54,100     1,582,425
Dell Computer Corporation (b)             182,000     9,122,750
Hewlett-Packard Company                    32,200     4,347,000
International Business
  Machines Corporation                     57,500     6,418,437
Sun Microsystems, Inc. (b)                266,200    24,473,762
                                                   ------------
                                                     45,944,374

---------------------------------------------------------------
STRONG BLUE CHIP 100 FUND (continued)
---------------------------------------------------------------

---------------------------------------------------------------
                                         Shares or
                                         Principal      Value
                                          Amount      (Note 2)
---------------------------------------------------------------
Computer - Peripheral Equipment 2.9%
EMC Communications Corporation (b)        127,500  $ 17,714,531

Computer Service 0.3%
Automatic Data Processing, Inc.            20,200     1,087,013
Electronic Data Systems Corporation        15,000     1,031,250
                                                   ------------
                                                      2,118,263

Computer Software 14.2%
Cisco Systems, Inc. (b)                   218,800    15,168,994
Computer Associates International, Inc.    18,800     1,049,275
Microsoft Corporation (b)                 245,300    17,109,675
Oracle Systems Corporation (b)            355,200    28,393,800
Veritas Software Corporation (b)          227,400    24,392,203
                                                   ------------
                                                     86,113,947

Cosmetic & Personal Care 0.2%
The Gillette Company                       34,400     1,272,800

Diversified Operations 1.3%
Agilent Technologies, Inc. (b)             14,500     1,285,062
E.I. Du Pont de Nemours & Company          33,400     1,584,413
Honeywell International, Inc.              25,400     1,422,400
Minnesota Mining & Manufacturing Company   12,800     1,107,200
Tyco International, Ltd.                   54,000     2,480,625
                                                   ------------
                                                      7,879,700

Electrical Equipment 4.7%
General Electric Company                  179,925    28,293,206

Electronics - Semiconductor Equipment 5.0%
Applied Materials, Inc. (b)               299,400    30,482,662

Electronics - Semiconductor Manufacturing 10.2%
Intel Corporation                         146,700    18,603,394
Micron Technology, Inc. (b)               145,600    20,274,800
Texas Instruments, Inc.                   141,700    23,079,387
                                                   ------------
                                                     61,957,581

Finance - Miscellaneous 0.3%
American Express Company                   14,200     2,130,887

Healthcare - Biomedical/Genetic 0.5%
Amgen, Inc. (b)                            32,600     1,825,600
Genentech, Inc. (b)                         8,300       971,100
                                                   ------------
                                                      2,796,700

Healthcare - Drug/Diversified 5.2%
Abbott Laboratories                        49,200     1,891,125
American Home Products Corporation         41,800     2,348,638
Bristol-Myers Squibb Company               63,400     3,324,538
Johnson & Johnson                          44,400     3,663,000
Eli Lilly & Company                        34,800     2,690,475
Merck & Company, Inc.                      74,800     5,198,600
Pfizer, Inc.                              123,800     5,215,075
Pharmacia Corporation                      39,916     1,993,305
Schering-Plough Corporation                47,100     1,898,719
Warner-Lambert Company                     27,400     3,118,462
                                                   ------------
                                                     31,341,937

Healthcare - Instrumentation 0.3%
Medtronic, Inc.                            38,200     1,984,013

Insurance - Property & Casualty 0.9%
American International Group, Inc.         49,575     5,437,758

Internet - E*Commerce 0.1%
Internet Capital Group, Inc. (b)            8,400       355,950

Internet - Internet Service Provider/Content 1.9%
America Online, Inc. (b)                  152,700     9,133,369
Yahoo! Inc. (b)                            16,800     2,188,200
                                                   ------------
                                                     11,321,569

Internet - Network Security/Solutions 1.2%
Juniper Networks, Inc. (b)                 35,000     7,444,063

---------------------------------------------------------------
STRONG BLUE CHIP 100 FUND (continued)
---------------------------------------------------------------

---------------------------------------------------------------
                                         Shares or
                                         Principal      Value
                                          Amount      (Note 2)
---------------------------------------------------------------
Leisure Service 0.5%
The Walt Disney Company                    66,400  $  2,875,950

Media - Cable TV 4.3%
AT&T Corporation-Liberty Media Group
  Class A (b)                             181,000     9,038,688
Comcast Corporation Class A (b)            29,600     1,185,850
Time Warner, Inc.                         177,600    15,972,900
                                                   ------------
                                                     26,197,438

Media - Radio/TV 0.2%
CBS Corporation (b)                        24,400     1,433,500

Mortgage & Related Service 0.5%
Federal Home Loan Mortgage Corporation     22,300     1,024,406
Federal National Mortgage Association      32,700     1,972,219
                                                   ------------
                                                      2,996,625

Natural Gas Distribution 0.3%
Enron Corporation                          22,800     1,588,875

Oil - International Integrated 1.8%
Chevron Corporation                        21,000     1,787,625
Exxon Mobil Corporation                   110,455     8,580,973
Texaco, Inc.                               17,600       871,200
                                                   ------------
                                                     11,239,798

Oil Well Equipment & Service 3.2%
Schlumberger, Ltd.                        253,200    19,385,625

Paper & Forest Products 0.2%
Kimberly-Clark Corporation                 17,800     1,033,513

Retail - Drug Store 0.2%
Walgreen Company                           32,200       905,625

Retail - Major Chain 2.9%
Wal-Mart Stores, Inc.                     319,300    17,681,238

Retail - Restaurant 0.3%
McDonald's Corporation                     43,200     1,647,000

Retail - Specialty 0.8%
Gap, Inc.                                  27,200       999,600
The Home Depot, Inc.                       73,600     4,126,200
                                                   ------------
                                                      5,125,800

Soap & Cleaning Preparation 0.6%
Colgate Palmolive Company                  18,800     1,073,950
The Procter & Gamble Company               42,000     2,504,250
                                                   ------------
                                                      3,578,200

Telecommunication Equipment 7.5%
JDS Uniphase Corporation (b)              133,600    13,852,650
Lucent Technologies, Inc.                 101,700     6,324,469
Motorola, Inc.                             22,700     2,702,719
Nortel Networks Corporation               117,900    13,352,175
Qualcomm, Inc. (b)                         83,600     9,065,375
                                                   ------------
                                                     45,297,388

Telecommunications - Cellular 1.0%
Sprint Corporation - PCS Group (b)        107,600     5,918,000

Telecommunications - Services 6.5%
AT&T Corporation                          102,128     4,768,101
Bell Atlantic Corporation                  49,700     2,944,725
Corning, Inc.                              18,800     3,713,000
Level 3 Communications, Inc. (b)           11,600     1,032,400
MCI WorldCom, Inc. (b)                     90,755     4,123,681
MediaOne Group, Inc. (b)                   19,600     1,482,250
Nextel Communications, Inc. Class A (b)   111,800    12,235,112
Qwest Communications International, Inc. (b)24,000    1,041,000
Sprint Corporation                        133,000     8,179,500
                                                   ------------
                                                     39,519,769

---------------------------------------------------------------
                                         Shares or
                                         Principal      Value
                                          Amount      (Note 2)
---------------------------------------------------------------
Telephone 1.8%
BellSouth Corporation                      60,200  $  2,930,987
GTE Corporation                            31,000     2,100,250
SBC Communications, Inc.                  108,728     4,763,646
US WEST, Inc.                              16,200     1,153,238
                                                   ------------
                                                     10,948,121

Tobacco 0.3%
Philip Morris Companies, Inc.              75,600     1,653,750
---------------------------------------------------------------
Total Common Stocks (Cost $460,981,005)             603,650,990
---------------------------------------------------------------
Short-Term Investments (a) 1.7%
Commercial Paper 0.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%            $1,091,600     1,091,600
Warner Lambert Company, 5.76%           1,255,800     1,255,800
Wisconsin Electric Power Company, 5.76%   776,100       776,100
                                                   ------------
                                                      3,123,500

Repurchase Agreements 1.2%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
  Due 5/01/00 (Repurchase proceeds $7,203,468);
  Collateralized by: U.S. Government &
  Agency Issues (e)                     7,200,000     7,200,000
---------------------------------------------------------------
Total Short-Term Investments (Cost $10,323,500)      10,323,500
---------------------------------------------------------------
---------------------------------------------------------------
Total Investments in Securities
  (Cost $471,304,505) 101.3%                        613,974,490
Other Assets and Liabilities, Net (1.3%)             (7,615,635)
---------------------------------------------------------------
Net Assets 100.0%                                 $ 606,358,855
===============================================================

------------------------------------------------------------------------------
                           STRONG GROWTH & INCOME FUND
------------------------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Common Stocks 98.3%
Aerospace & Defense 2.0%
The Boeing Company                        194,000  $  7,699,375
United Technologies Corporation           244,000    15,173,750
                                                   ------------
                                                     22,873,125

Bank - Money Center 3.3%
The Chase Manhattan Corporation           113,000     8,143,062
Citigroup, Inc.                           508,000    30,194,250
                                                   ------------
                                                     38,337,312

Bank - Super Regional 1.0%
The Bank of New York Company, Inc.        275,000    11,292,188

Beverage - Alcoholic 1.1%
Anheuser-Busch Companies, Inc.            183,000    12,912,938

Beverage - Soft Drink 1.5%
The Coca-Cola Company                     281,000    13,224,562
PepsiCo, Inc.                             110,000     4,035,625
                                                   ------------
                                                     17,260,187

Brokerage & Investment Management 0.6%
Morgan Stanley, Dean Witter & Company      87,000     6,677,250

Commercial Service 0.3%
The Interpublic Group of Companies, Inc.   73,900     3,029,900

Computer - Manufacturers 3.9%
Compaq Computer Corporation               135,000     3,948,750
Hewlett-Packard Company                    62,000     8,370,000
International Business Machines Corporation76,900     8,583,962
Sun Microsystems, Inc. (b)                260,000    23,903,750
                                                   ------------
                                                     44,806,462

Computer - Peripheral Equipment 1.1%
EMC Communications Corporation (b)         94,000    13,060,125

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

--------------------------------------------------------------
STRONG GROWTH & INCOME FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
--------------------------------------------------------------
Computer Software 9.4%

Cisco Systems, Inc. (b)                   764,000  $ 52,966,687
Microsoft Corporation (b)                 247,000    17,228,250
Oracle Systems Corporation (b)            481,000    38,449,937
                                                   ------------
                                                    108,644,874

Cosmetic & Personal Care 0.7%
The Gillette Company                      225,000     8,325,000

Diversified Operations 1.5%
Honeywell International, Inc.             214,000    11,984,000
Tyco International, Ltd.                  104,000     4,777,500
                                                   ------------
                                                     16,761,500

Electric Power 1.9%
Duke Energy Corporation                   382,500    21,993,750

Electrical Equipment 5.3%
Emerson Electric Company                  102,000     5,597,250
General Electric Company                  331,500    52,128,375
Parker-Hannifin Corporation                70,000     3,255,000
                                                   ------------
                                                     60,980,625

Electronics - Semiconductor Equipment 2.9%
Applied Materials, Inc. (b)               323,000    32,885,438

Electronics - Semiconductor Manufacturing 18.6%
Atmel Corporation (b)                     296,000    14,485,500
Intel Corporation                         354,000    44,891,625
LSI Logic Corporation (b)                 364,000    22,750,000
Maxim Integrated Products, Inc. (b)       172,000    11,147,750
Micron Technology, Inc. (b)                75,000    10,443,750
PMC-Sierra, Inc. (b)                       43,000     8,250,625
STMicroelectronics NV                     184,000    34,902,500
Texas Instruments, Inc.                   265,000    43,161,875
Xilinx, Inc. (b)                          331,000    24,245,750
                                                   ------------
                                                    214,279,375

Finance - Miscellaneous 1.8%
American Express Company                   80,000    12,005,000
First Data Corporation                    190,000     9,250,625
                                                   ------------
                                                     21,255,625

Food 0.6%
Quaker Oats Company                       100,000     6,518,750

Healthcare - Drug/Diversified 7.0%
American Home Products Corporation        348,000    19,553,250
Merck & Company, Inc.                     230,000    15,985,000
Pfizer, Inc.                              343,000    14,448,875
Pharmacia Corporation                     201,000    10,037,437
Warner-Lambert Company                    181,000    20,600,062
                                                   ------------
                                                     80,624,624

Insurance - Diversified 0.7%
Marsh & McLennan Companies, Inc.           79,000     7,786,438

Insurance - Property & Casualty 0.6%
American International Group, Inc.         63,000     6,910,313

Internet - Internet Service Provider/Content 1.9%
America Online, Inc. (b)                  245,000    14,654,063
Yahoo! Inc. (b)                            54,000     7,033,500
                                                   ------------
                                                     21,687,563

Media - Cable TV 2.0%
AT&T Corporation - Liberty Media Group
  Class A (b)                             154,000     7,690,375
Time Warner, Inc.                         165,000    14,839,688
                                                   ------------
                                                     22,530,063

Media - Publishing 0.3%
McGraw-Hill, Inc.                          74,600     3,916,500

---------------------------------------------------------------
                                         Shares or
                                         Principal      Value
                                          Amount      (Note 2)
---------------------------------------------------------------
Media - Radio/TV 1.7%
CBS Corporation (b)                       205,000  $  12,043,750
Clear Channel Communications, Inc. (b)    102,000      7,344,000
                                                   -------------
                                                      19,387,750

Metal Products & Fabrication 0.7%
Illinois Tool Works, Inc.                 120,000      7,687,500

Metals & Mining 0.8%
Alcoa, Inc.                               152,000      9,861,000

Mortgage & Related Service 1.2%
Federal Home Loan Mortgage Corporation    306,000     14,056,875

Natural Gas Distribution 1.0%
Dynegy, Inc.                               75,500      4,940,531
Enron Corporation                          94,000      6,550,625
                                                   -------------
                                                      11,491,156

Office Automation 0.2%
Xerox Corporation                          90,000      2,379,375

Oil - International Integrated 4.9%
BP Amoco PLC Sponsored ADR                204,000     10,404,000
Chevron Corporation                       148,000     12,598,500
Exxon Mobil Corporation                   310,000     24,083,125
Royal Dutch Petroleum Company -
  New York Registry Shares                169,000      9,696,375
                                                   -------------
                                                      56,782,000

Oil Well Equipment & Service 1.3%
Halliburton Company                       143,000      6,318,812
Schlumberger, Ltd.                        111,000      8,498,438
                                                   -------------
                                                      14,817,250

Retail - Drug Store 0.2%
Walgreen Company                          102,800      2,891,250

Retail - Food Chain 0.3%
Safeway, Inc. (b)                          90,000      3,971,250

Retail - Major Chain 2.3%
Target Corporation                        158,000     10,516,875
Wal-Mart Stores, Inc.                     287,000     15,892,625
                                                   -------------
                                                      26,409,500

Retail - Specialty 1.3%
The Home Depot, Inc.                      178,500     10,007,156
Lowe's Companies, Inc.                    110,000      5,445,000
                                                   -------------
                                                      15,452,156

Telecommunication Equipment 8.0%
Ericsson (LM) Telephone Company ADR
  Class B                                 195,000     17,245,313
JDS Uniphase Corporation (b)              110,200     11,426,363
Lucent Technologies, Inc.                 202,000     12,561,875
Motorola, Inc.                            155,500     18,514,219
Nokia Corporation Sponsored ADR           252,000     14,332,500
Nortel Networks Corporation               163,000     18,459,750
                                                   -------------
                                                      92,540,020

Telecommunications - Services 3.1%
AT&T Corporation                          364,000     16,994,250
Bell Atlantic Corporation                 119,000      7,050,750
Sprint Corporation                        197,000     12,115,500
                                                   -------------
                                                      36,160,500

Telephone 1.3%
BellSouth Corporation                     245,000     11,928,437
SBC Communications, Inc.                   67,000      2,935,437
                                                   -------------
                                                      14,863,874
----------------------------------------------------------------
Total Common Stocks (Cost $759,803,335)            1,134,101,381
----------------------------------------------------------------

--------------------------------------------------------------
STRONG GROWTH & INCOME FUND (continued)
--------------------------------------------------------------

--------------------------------------------------------------
                                         Shares or
                                         Principal     Value
                                          Amount     (Note 2)
-----------------------------------------------------------------
Convertible Bonds 1.5%
Juniper Networks, Inc. Subordinated Notes,
  4.75%, Due 3/15/07                   $9,200,000  $    8,429,500
Veritas Software Corporation Subordinated
  Notes, 5.25%, Due 11/01/04              765,000       8,602,425
-----------------------------------------------------------------
Total Convertible Bonds (Cost $21,349,840)              17,031,925
-----------------------------------------------------------------

Short-Term Investments (a) 0.5%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Warner Lambert Company, 5.76%             637,400         637,400

Repurchase Agreements 0.4%
ABN-AMRO Inc. (Dated 4/28/00),
  5.78%, Due 5/01/00 (Repurchase
  proceeds $5,102,457);
  Collateralized by:
  U.S. Government & Agency Issues (e)   5,100,000       5,100,000
-----------------------------------------------------------------
Total Short-Term Investments (Cost $5,737,400)          5,737,400
-----------------------------------------------------------------
-----------------------------------------------------------------
Total Investments in Securities
  (Cost $786,890,575) 100.3%                        1,156,870,706
Other Assets and Liabilities, Net (0.3%)               (3,496,033)
-----------------------------------------------------------------
Net Assets 100.0%                                  $1,153,374,673
=================================================================

WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------
                                          Contracts   Premiums
-----------------------------------------------------------------
Options outstanding at
  beginning of period                          --     $       --
Options written during the period             100        382,505
Options closed                               (100)      (382,505)
Options expired                                --             --
Options exercised                              --             --
                                             ----     ----------
Options outstanding at end of period           --     $       --
                                             ====     ==========
Closed options resulted in a capital loss of $67,795.

------------------------------------------------------------------------------
LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)      Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)      Restricted security.
(e)      See Note 2(I) of Notes to Financial Statements.
(f)      When-issued security.
(g) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.



               See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                (In Thousands, Except Per Share Amounts)

                                             Strong American     Strong Asset     Strong Equity   Strong Limited    Strong Total
                                             Utilities Fund     Allocation Fund    Income Fund    Resources Fund     Return Fund
                                             ---------------    ---------------   -------------   ---------------   ------------
Assets:
   Investments in Securities, at Value
     (Cost of $170,297, $262,578, $160,960,
     $5,534 and $1,383,140, respectively)       $205,519           $349,242         $232,843          $6,624         $1,814,420
   Receivable for Securities Sold                  2,584                476               --              47                170
   Receivable for Fund Shares Sold                    78                  7               45              --                572
   Dividends and Interest Receivable                 394              3,147              208               2                656
   Other Assets                                       17                 42               13              12                105
                                                --------           --------         --------          ------         ----------
   Total Assets                                  208,592            352,914          233,109           6,685          1,815,923

Liabilities:
   Payable for Securities Purchased                2,206              1,489            1,446              53             29,102
   Written Options, at Value
     (Premiums Received of $0, $0, $0, $0
     and $642, respectively)                          --                 --               --              --              1,325
   Payable for Fund Shares Redeemed                   41                  4               --              --                 65
   Accrued Operating Expenses and
     Other Liabilities                                52                 75               50               7                215
                                                --------           --------         --------          ------         ----------
   Total Liabilities                               2,299              1,568            1,496              60             30,707
                                                --------           --------         --------          ------         ----------
Net Assets                                      $206,293           $351,346         $231,613          $6,625         $1,785,216
                                                ========           ========         ========          ======         ==========
Net Assets Consist of:
   Capital Stock (par value and
     paid-in capital)                           $163,323           $248,274         $155,742          $6,490         $1,087,948
   Accumulated Net Investment
     Income (Loss)                                   211              1,131              105             (12)            (3,694)
   Accumulated Net Realized Gain (Loss)            7,537             15,640            3,883            (944)           270,365
   Net Unrealized Appreciation                    35,222             86,301           71,883           1,091            430,597
                                                --------           --------         --------          ------         ----------
   Net Assets                                   $206,293           $351,346         $231,613          $6,625         $1,785,216
                                                ========           ========         ========          ======         ==========
Capital Shares Outstanding
   (Unlimited Number Authorized)                  13,167             13,710           10,813             664             37,813

Net Asset Value Per Share                         $15.67             $25.63           $21.42           $9.98             $47.21
                                                  ======             ======           ======           =====             ======

                        See Notes to Financial Statements.

------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                               (In Thousands, Except As Noted)

                                                                                         Strong Blue Chip
                                                                                             100 Fund
                                                                                         ----------------
Assets:
   Investments in Securities, at Value (Cost of $471,305)                                 $    613,974
   Receivable for Securities Sold                                                                   14
   Receivable for Fund Shares Sold                                                                  48
   Dividends and Interest Receivable                                                               269
   Other Assets                                                                                     48
                                                                                          ------------
   Total Assets                                                                                614,353

Liabilities:
   Payable for Securities Purchased                                                              7,763
   Payable for Fund Shares Redeemed                                                                 78
   Accrued Operating Expenses and Other Liabilities                                                153
                                                                                          ------------
   Total Liabilities                                                                             7,994
                                                                                          ------------
Net Assets                                                                                    $606,359
                                                                                          ============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                              $422,058
   Accumulated Net Investment Loss                                                              (1,214)
   Undistributed Net Realized Gain                                                              42,845
   Net Unrealized Appreciation                                                                 142,670
                                                                                          ------------
   Net Assets                                                                                 $606,359
                                                                                          ============
Investor Class ($ and shares in full)
   Net Assets                                                                             $606,343,627
   Capital Shares Outstanding (Unlimited Number Authorized)                                 27,214,909

Net Asset Value Per Share                                                                       $22.28
                                                                                                ======

Advisor Class ($ and shares in full)
   Net Assets                                                                                  $15,228
   Capital Shares Outstanding (Unlimited Number Authorized)                                        684

Net Asset Value Per Share                                                                       $22.27
                                                                                                ======

                      See Notes to Financial Statements.

------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                               (In Thousands, Except As Noted)

                                                                                           Strong Growth
                                                                                          and Income Fund
                                                                                         ----------------
Assets:
   Investments in Securities, at Value (Cost of $786,891)                                 $  1,156,871
   Receivable for Securities Sold                                                                7,923
   Receivable for Fund Shares Sold                                                                 314
   Dividends and Interest Receivable                                                               645
   Other Assets                                                                                     64
                                                                                          ------------
   Total Assets                                                                              1,165,817

Liabilities:
   Payable for Securities Purchased                                                             12,202
   Payable for Fund Shares Redeemed                                                                 23
   Accrued Operating Expenses and Other Liabilities                                                217
                                                                                          ------------
   Total Liabilities                                                                            12,442
                                                                                          ------------
Net Assets                                                                                $  1,153,375
                                                                                          ============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                          $    775,241
   Accumulated Net Investment Loss                                                              (1,929)
   Undistributed Net Realized Gain                                                              10,083
   Net Unrealized Appreciation                                                                 369,980
                                                                                          ------------
   Net Assets                                                                             $  1,153,375
                                                                                          ============
Investor Class ($ and shares in full)
   Net Assets                                                                           $1,153,344,438
   Capital Shares Outstanding (Unlimited Number Authorized)                                 39,278,281

Net Asset Value Per Share                                                                       $29.36
                                                                                                ======
Institutional Class ($ and shares in full)
   Net Assets                                                                                  $15,124
   Capital Shares Outstanding (Unlimited Number Authorized)                                        515

Net Asset Value Per Share                                                                       $29.39
                                                                                                ======
Advisor Class ($ and shares in full)
   Net Assets                                                                                  $15,111
   Capital Shares Outstanding (Unlimited Number Authorized)                                        515

Net Asset Value Per Share                                                                       $29.36
                                                                                                ======


                         See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (Unaudited)

                                                                             (In Thousands)

                                             Strong American     Strong Asset    Strong Equity    Strong Limited    Strong Total
                                             Utilities Fund     Allocation Fund    Income Fund    Resources Fund     Return Fund
                                             ---------------    ---------------   -------------   ---------------   ------------
Income:
   Dividends (net of foreign withholding
     taxes of $14, $6, $2, $0 and $32,
     respectively)                                $3,463           $  1,260         $  1,035           $  38         $    2,197
   Interest                                          183              6,523              162               5              1,937
                                                --------           --------         --------          ------         ----------
   Total Income                                    3,646              7,783            1,197              43              4,134

Expenses:
   Investment Advisory Fees                          714              1,275              700              27              5,814
   Administrative Fees                                83                149               94               3                791
   Custodian Fees                                     19                 10                6               1                 46
   Shareholder Servicing Costs                       219                316              170               9                901
   Professional Fees                                   7                 14                9               3                 30
   Federal and State Registration Fees                11                 11               23              14                 23
   Other                                              45                 66               58               3                238
                                                --------           --------         --------          ------         ----------
   Total Expenses before Waivers, Absorptions
     and Fees Paid Indirectly by Advisor           1,098              1,841            1,060              60              7,843
   Involuntary Expense Waivers and Absorptions
     by Advisor                                       --                 --               --              (5)                --
   Fees Paid Indirectly by Advisor (Note 3)           (2)                (2)              --              --                (15)
                                                --------           --------         --------          ------         ----------
   Expenses, Net                                   1,096              1,839            1,060              55              7,828
                                                --------           --------         --------          ------         ----------
Net Investment Income (Loss)                       2,550              5,944              137             (12)            (3,694)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                   8,784             17,064            3,941             189            301,064
     Futures Contracts and Options                    --               (430)            (110)             --            (12,126)
                                                --------           --------         --------          ------         ----------
     Net Realized Gain                             8,784             16,634            3,831             189            288,938
   Net Change in Unrealized
     Appreciation/Depreciation on:
     Investments                                  (6,997)             3,747            8,970             668            126,179
     Futures Contracts and Options                    --                (90)              --              --             (2,075)
                                                --------           --------         --------          ------         ----------
     Net Change in Unrealized
       Appreciation/Depreciation                  (6,997)             3,657            8,970             668            124,104
                                                --------           --------         --------          ------         ----------
Net Gain on Investments                            1,787             20,291           12,801             857            413,042
                                                --------           --------         --------          ------         ----------
Net Increase in Net Assets
   Resulting from Operations                      $4,337            $26,235          $12,938            $845           $409,348
                                                  ======             ======           ======           =====             ======


                       See Notes to Financial Statements.

------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (Unaudited)

                                                                                          (In Thousands)

                                                                                         Strong Blue Chip
                                                                                             100 Fund
                                                                                         ----------------
Income:
   Dividends                                                                                $    1,679
   Interest                                                                                        160
                                                                                              --------
   Total Income                                                                                  1,839

Expenses:
   Investment Advisory Fees                                                                      1,848
   Administrative Fee - Investor Class                                                             249
   Custodian Fees                                                                                   20
   Shareholder Servicing Costs - Investor Class                                                    706
   Transfer Agency Banking Charges - Investor Class                                                  5
   Reports to Shareholders - Investor Class                                                        175
   Other                                                                                            49
                                                                                              --------
   Total Expenses                                                                                3,052
                                                                                              --------
Net Investment Loss                                                                             (1,213)

Realized and Unrealized Gain:
   Net Realized Gain on Investments                                                             46,454
   Net Change in Unrealized Appreciation/Depreciation on Investments                            64,476
                                                                                              --------
Net Gain on Investments                                                                        110,930
                                                                                              --------
Net Increase in Net Assets Resulting from Operations                                          $109,717
                                                                                              ========

                                                                                           Strong Growth
                                                                                          and Income Fund
                                                                                          ---------------
Income:
   Dividends (net of foreign withholding taxes of $25)                                        $  3,351
   Interest                                                                                        194
                                                                                              --------
   Total Income                                                                                  3,545

Expenses:
   Investment Advisory Fees                                                                      3,597
   Administrative Fee - Investor Class                                                             470
   Custodian Fees                                                                                   17
   Shareholder Servicing Costs - Investor Class                                                  1,065
   Transfer Agency Banking Charges - Investor Class                                                  1
   Reports to Shareholders - Investor Class                                                        229
   Other                                                                                            95
                                                                                              --------
   Expenses, Net                                                                                 5,474
                                                                                              --------
Net Investment Loss                                                                             (1,929)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:

      Investments                                                                               13,633
      Options Contracts                                                                           (614)
                                                                                              --------
      Net Realized Gain                                                                         13,019
   Net Change in Unrealized Appreciation/Depreciation on Investments                           131,984
                                                                                              --------
Net Gain on Investments                                                                        145,003
                                                                                              --------
Net Increase in Net Assets Resulting from Operations                                          $143,074
                                                                                              ========


32

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                       (In Thousands)
                                                                    Strong American                        Strong Asset
                                                                    Utilities Fund                        Allocation Fund
                                                          ---------------------------------     ---------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                           April 30, 2000     Oct. 31, 1999      April 30, 2000     Oct. 31, 1999
                                                          -----------------   -------------     -----------------   -------------
                                                             (Unaudited)                           (Unaudited)
Operations:
   Net Investment Income                                       $  2,550          $  5,420            $  5,944         $  9,723
   Net Realized Gain                                              8,784            22,724              16,634            9,892
   Net Change in Unrealized Appreciation/Depreciation            (6,997)           (2,801)              3,657           41,258
                                                               --------          --------            --------         --------
   Net Increase in Net Assets Resulting from Operations           4,337            25,343              26,235           60,873

Distributions:

   From Net Investment Income                                    (2,453)           (5,845)             (6,144)          (9,224)
   From Net Realized Gains                                      (23,398)           (8,562)            (10,681)              --
                                                               --------          --------            --------         --------
   Total Distributions                                          (25,851)          (14,407)            (16,825)          (9,224)

Capital Share Transactions (Note 4):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                 (16,924)           19,530              (1,972)           3,867
                                                               --------          --------            --------         --------
Total Increase (Decrease) in Net Assets                         (38,438)           30,466               7,438           55,516

Net Assets:
   Beginning of Period                                          244,731           214,265             343,908          288,392
                                                               --------          --------            --------         --------
   End of Period                                               $206,293          $244,731            $351,346         $343,908
                                                               ========          ========            ========         ========


                                                                     Strong Equity                        Strong Limited
                                                                      Income Fund                         Resources Fund
                                                          ---------------------------------     ---------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                           April 30, 2000     Oct. 31, 1999      April 30, 2000     Oct. 31, 1999
                                                          -----------------   -------------     -----------------   -------------
                                                             (Unaudited)                           (Unaudited)
Operations:
   Net Investment Income (Loss)                                $    137          $    567             ($   12)         ($   15)
   Net Realized Gain (Loss)                                       3,831             5,122                 189             (465)
   Net Change in Unrealized Appreciation/Depreciation             8,970            27,461                 668            1,071
                                                               --------          --------              ------           ------
   Net Increase in Net Assets Resulting from Operations          12,938            33,150                 845              591

Distributions:

   From Net Investment Income                                       (31)             (639)                 --               --
   In Excess of Net Investment Income                                --                --                  --               (8)
   From Net Realized Gains                                       (4,182)               --                  --               --
                                                               --------          --------              ------           ------
   Total Distributions                                           (4,213)             (639)                 --               (8)

Capital Share Transactions (Note 4):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                  41,110           (21,489)               (327)             578
                                                               --------          --------              ------           ------
Total Increase in Net Assets                                     49,835            11,022                 518            1,161

Net Assets:
   Beginning of Period                                          181,778           170,756               6,107            4,946
                                                               --------          --------              ------           ------
   End of Period                                               $231,613          $181,778              $6,625           $6,107
                                                               ========          ========              ======           ======


                See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                              (In Thousands)

                                                                              Strong Total
                                                                               Return Fund
                                                                   ---------------------------------
                                                                   Six Months Ended     Year Ended
                                                                    April 30, 2000     Oct. 31, 1999
                                                                   ----------------    -------------
                                                                      (Unaudited)
Operations:
   Net Investment Loss                                               ($    3,694)      ($      792)
   Net Realized Gain                                                     288,938           234,855
   Net Change in Unrealized Appreciation/Depreciation                    124,104           144,582
                                                                      ----------        ----------
   Net Increase in Net Assets Resulting from Operations                  409,348           378,645

Distributions:
   In Excess of Net Investment Income                                         --              (195)
   From Net Realized Gains                                              (238,888)          (11,003)
                                                                      ----------        ----------
   Total Distributions                                                  (238,888)          (11,198)

Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions            361,532            23,129
                                                                      ----------        ----------
Total Increase in Net Assets                                             531,992           390,576

Net Assets:
   Beginning of Period                                                 1,253,224           862,648
                                                                      ----------        ----------
   End of Period                                                      $1,785,216        $1,253,224
                                                                      ==========        ==========

                                                                               Strong Blue
                                                                              Chip 100 Fund
                                                                   ---------------------------------
                                                                   Six Months Ended     Year Ended
                                                                    April 30, 2000     Oct. 31, 1999
                                                                   ----------------    -------------
                                                                      (Unaudited)
Operations:
   Net Investment Loss                                                 ($  1,213)        ($  1,011)
   Net Realized Gain (Loss)                                               46,454            (1,779)
   Net Change in Unrealized Appreciation/Depreciation                     64,476            70,997
                                                                        --------          --------
   Net Increase in Net Assets Resulting from Operations                  109,717            68,207

Distributions From Net Investment Income - Investor Class                     --                (6)

Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions             11,802           326,731
                                                                        --------         ---------
Total Increase in Net Assets                                             121,519           394,932

Net Assets:
   Beginning of Period                                                   484,840            89,908
                                                                        --------          --------
   End of Period                                                        $606,359          $484,840
                                                                        ========          ========

                         See Notes to Financial Statements.
34

------------------------------------------------------------------------------

                                                                             (In Thousands)

                                                                            Strong Growth and
                                                                               Income Fund
                                                                   ----------------------------------
                                                                   Six Months Ended     Year Ended
                                                                    April 30, 2000     Oct. 31, 1999
                                                                   ----------------    --------------
                                                                      (Unaudited)
Operations:

   Net Investment Loss                                               ($    1,929)        ($    932)
   Net Realized Gain                                                      13,019             5,774
   Net Change in Unrealized Appreciation/Depreciation                    131,984           162,221
                                                                      ----------          --------
   Net Increase in Net Assets Resulting from Operations                  143,074           167,063

Distributions:
   From Net Investment Income - Investor Class                                --               (59)
   From Net Realized Gains - Investor Class                                 (865)               --
                                                                      ----------          --------
   Total Distributions                                                      (865)              (59)

Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions            149,704           295,570
                                                                      ----------          --------
Total Increase in Net Assets                                             291,913           462,574

Net Assets:
   Beginning of Period                                                   861,462           398,888
                                                                      ----------          --------
   End of Period                                                      $1,153,375          $861,462
                                                                      ==========          ========

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

1.   Organization
     The accompanying financial statements represent the Strong Growth and Income Funds (formerly the Strong Conservative Equity Funds) (the "Funds"), which include the following funds, each with its own investment objectives and policies:

      - Strong American Utilities Fund(3) (a series of Strong Conservative Equity Funds, Inc.(1))
      - Strong Asset Allocation Fund, Inc.(1)(2)
      - Strong Equity Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
      - Strong Limited Resources Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
      - Strong Total Return Fund, Inc.(1)(2)
      - Strong Blue Chip 100 Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
      - Strong Growth and Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))

       (1) An open-end management investment company registered under the Investment Company Act of 1940, as amended.
       (2) Diversified Fund
       (3) Non-Diversified Fund

     Effective February 29, 2000, the Strong Blue Chip 100 Fund has issued two classes of shares: Investor Class and Advisor Class. The Strong Growth and Income Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at April 30, 2000 were as follows:

                                           Aggregate    Aggregate   Percent of
                                              Cost     Fair Value   Net Assets  Liquid*
                                          -----------  -----------  ----------  -------
          Strong Asset Allocation Fund    $22,596,383  $22,673,739      6.5%     91.3%
          Strong Total Return Fund          5,330,313    4,570,625      0.3%    100.0%

         *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

         Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Each Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Certain Investment Risks-- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures-- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (F) Options-- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Repurchase Agreements-- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

    (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

-----------------------------------------------------------------------------
April 30, 2000 (Unaudited)


                                                                 Administrative Fees - Administrative Fees - Administrative Fees -
                                    Advisory Fees  Advisory Fees    Investor Class      Institutional Class     Advisor Class
                                    Nov. 1, 1999-  March 1, 2000-   March 1, 2000-         March 1, 2000-       March 1, 2000-
                                    Feb. 29, 2000  April 30, 2000   April 30, 2000         April 30, 2000       April 30, 2000
                                    -------------  -------------- -------------------- --------------------- ---------------------
    Strong American Utilities Fund      0.75%         0.50%             0.25%                     *                      *
    Strong Asset Allocation Fund        0.85%**       0.60%***          0.25%                     *                      *
    Strong Equity Income Fund           0.80%         0.55%             0.25%                     *                      *
    Strong Limited Resources Fund       1.00%         0.75%             0.25%                     *                      *
    Strong Total Return Fund            0.85%**       0.60%***          0.25%                     *                      *
    Strong Blue Chip 100 Fund           0.75%         0.50%             0.25%                  ****                    0.25%
    Strong Growth and Income Fund       0.80%         0.55%             0.25%                 0.02%                    0.25%

     * The Strong American Utilities Fund, Strong Asset Allocation Fund, Strong Equity Income Fund, Strong Limited Resources Fund and Strong Total Return Fund do not offer Institutional or Advisor Class shares.
     ** The investment advisory fees are 0.85% of the first $35 million and 0.80% thereafter.
     *** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.
     **** The Strong Blue Chip 100 Fund does not offer Institutional Class shares.

Based on the terms of the Advisory Agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Fund's Statement of Operations, except where indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the six months ended April 30, 2000 totaled $232,176.

Scarborough Investment Advisors LLC manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

The Strong Blue Chip 100 Fund and Strong Growth and Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. During the period March 1, 2000 to April 30, 2000, the Strong Blue Chip 100 Fund and the Strong Growth and Income Fund each incurred $6 of 12b-1 fees.

The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

Certain information regarding related party transactions, for the six months ended April 30, 2000 is as follows:

                                             Payable to     Shareholder Servicing   Transfer Agency   Unaffiliated
                                             Advisor at      and Other Expenses         Banking        Directors'
                                           April 30, 2000      Paid to Advisor     Charges/(Credits)      Fees
                                           --------------   ---------------------  -----------------  ------------
     Strong American Utilities Fund           $ 35,046          $  219,401             ($ 2,320)         $ 3,628
     Strong Asset Allocation Fund               53,401             317,057               (1,725)           5,905
     Strong Equity Income Fund                  35,214             170,831                 (296)           3,232
     Strong Limited Resources Fund               4,481               8,826                  244              608
     Strong Total Return Fund                  128,184             905,160              (15,030)          25,188
     Strong Blue Chip 100 Fund                 122,767             709,309                5,476            8,945
     Strong Growth and Income Fund             179,502           1,069,615                  574           15,263

The Advisor owns 99% of the outstanding Advisor Class shares of the Strong Blue Chip 100 Fund, 99% of the outstanding Advisor Class Shares of the Strong Growth and Income Fund, and 100% of the outstanding Institutional Class shares of the Strong Growth and Income Fund.

4. Capital Share Transactions

                                                         Strong American                       Strong Asset
                                                          Utilities Fund                      Allocation Fund
                                                 -------------------------------       ---------------------------------
                                                 Six Months Ended    Year Ended        Six Months Ended    Year Ended
                                                  April 30, 2000   Oct. 31, 1999        April 30, 2000    Oct. 31, 1999
                                                 ---------------   -------------       ----------------   --------------
                                                   (Unaudited)                           (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:

   Proceeds from Shares Sold                        $41,672,700     $108,125,690       $ 76,976,130      $61,187,544
   Proceeds from Reinvestment of Distributions       24,345,917       13,629,156         16,228,290        8,843,599
   Payment for Shares Redeemed                      (82,942,740)    (102,224,773)       (95,176,809)     (66,164,564)
                                                    ------------    ------------       -------------     -----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                    ($16,924,123)    $ 19,530,073      ($  1,972,389)     $ 3,866,579
                                                   =============    ============      ==============     ===========
Transactions in Shares of Each of
   the Funds Were as Follows:

   Sold                                               2,728,622        6,418,152          3,018,054        2,544,251
   Issued in Reinvestment of Distributions            1,654,678          809,700            633,252          369,652
   Redeemed                                          (5,458,122)      (6,122,487)        (3,741,808)      (2,752,247)
                                                     -----------      -----------        -----------      -----------
   Net Increase (Decrease) in Shares of the Fund     (1,074,822)       1,105,365            (90,502)         161,656
                                                     ===========      ==========         ===========      ===========

                                                         Strong Equity                         Strong Limited
                                                          Income Fund                          Resources Fund
                                                 -------------------------------       ---------------------------------
                                                 Six Months Ended    Year Ended        Six Months Ended    Year Ended
                                                  April 30, 2000   Oct. 31, 1999        April 30, 2000    Oct. 31, 1999
                                                 ----------------  -------------       ----------------   --------------
                                                   (Unaudited)                           (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:

   Proceeds from Shares Sold                        $89,590,236      $63,876,400         $3,531,148       $6,190,816
   Proceeds from Reinvestment of Distributions        4,032,754          612,284                 --            6,489
   Payment for Shares Redeemed                      (52,513,420)     (85,977,241)        (3,858,075)      (5,618,899)
                                                    ------------     -----------         -----------      -----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                     $41,109,570     ($21,488,557)       ($  326,927)      $  578,406
                                                    ===========     ============        ============      ==========
Transactions in Shares of Each of
   the Funds Were as Follows:

   Sold                                               4,295,513        3,277,364            386,036          754,705
   Issued in Reinvestment of Distributions              188,446           31,435                 --              854
   Redeemed                                          (2,503,105)      (4,402,854)          (430,653)        (681,931)
                                                     -----------      ----------           ---------        ---------
   Net Increase (Decrease) in Shares of the Fund      1,980,854       (1,094,055)           (44,617)          73,628
                                                     ===========      ==========           =========        =========


                                                                              39

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
APRIL 30, 2000 (UNAUDITED)

                                                                    Strong Total Return Fund
                                                                ------------------------------
                                                                Six Months Ended Year Ended
                                                                  April 30, 2000 Oct. 31, 1999
                                                                ---------------- -------------
                                                                   (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:

   Proceeds from Shares Sold                                      $278,890,548     $221,427,152
   Proceeds from Reinvestment of Distributions                     231,474,320       10,867,367
   Payment for Shares Redeemed                                    (148,833,196)    (209,164,690)
                                                                  -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                                   $361,531,672     $ 23,129,829
                                                                  ============     ============
Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                              5,775,396        5,972,687
   Issued in Reinvestment of Distributions                           4,975,791          314,085
   Redeemed                                                         (3,123,643)      (5,746,448)
                                                                    -----------      -----------
   Net Increase in Shares of the Fund                                7,627,544          540,324
                                                                    ===========      ===========

                                                                    Strong Blue Chip 100 Fund
                                                                -------------------------------
                                                                Six Months Ended  Year Ended
                                                                  April 30, 2000  Oct. 31, 1999
                                                                ----------------  -------------
                                                               (Unaudited) (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS

   Proceeds from Shares Sold                                      $191,165,206     $506,739,748
   Proceeds from Reinvestment of Distributions                              --            5,530
   Payment for Shares Redeemed                                    (179,377,890)    (180,013,627)
                                                                  -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                                     11,787,316      326,731,651

ADVISOR CLASS

   Proceeds from Shares Sold                                            15,035               --
   Proceeds from Reinvestment of Distributions                              --               --
   Payment for Shares Redeemed                                              --               --
                                                                        --------         ------
   Net Increase in Net Assets from
     Capital Share Transactions                                         15,035               --
                                                                        --------         ------
Net Increase in Net Assets from
   Capital Share Transactions                                     $ 11,802,351     $326,731,651
                                                                  =============    ============
Transactions in Shares of Each Class of the
   Funds Were as Follows:

INVESTOR CLASS
   Sold                                                              8,940,359       30,780,023
   Issued in Reinvestment of Distributions                                  --              352
   Redeemed                                                         (8,518,473)     (10,779,715)
                                                                    -----------     ------------
   Net Increase in Shares                                              421,886       20,000,660

ADVISOR CLASS
   Sold                                                                    684               --
   Issued in Reinvestment of Distributions                                 --                --
   Redeemed                                                                --                --
                                                                    -----------     -----------
   Net Increase in Shares                                                  684               --
                                                                    -----------     -----------
Net Increase in Shares of the Fund                                     422,570       20,000,660
                                                                    ===========     ===========


40

                                                                    Strong Growth and Income Fund
                                                                   ---------------------------------
                                                                   Six Months Ended    Year Ended
                                                                     April 30, 2000    Oct. 31, 1999
                                                                   ----------------    -------------
                                                                    (Unaudited) (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS

   Proceeds from Shares Sold                                       $390,209,486     $493,658,555
   Proceeds from Reinvestment of Distributions                          830,406           57,543
   Payment for Shares Redeemed                                     (241,366,375)    (198,145,274)
                                                                   -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                                     149,673,517      295,570,824

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                             15,000               --
   Proceeds from Reinvestment of Distributions                               --               --
   Payment for Shares Redeemed                                               --               --
                                                                        --------          ------
   Net Increase in Net Assets from
     Capital Share Transactions                                          15,000               --

ADVISOR CLASS
   Proceeds from Shares Sold                                             15,025               --
   Proceeds from Reinvestment of Distributions                               --               --
   Payment for Shares Redeemed                                              (20)              --
                                                                        --------          ------
   Net Increase in Net Assets from
     Capital Share Transactions                                          15,005               --
                                                                        --------          ------
Net Increase in Net Assets from
   Capital Share Transactions                                      $149,703,522     $295,570,824
                                                                   ============     ============
Transactions in Shares of Each Class of the
   Funds Were as Follows:

INVESTOR CLASS
   Sold                                                              13,681,570       21,495,816
   Issued in Reinvestment of Distributions                               29,147            2,633
   Redeemed                                                          (8,531,839)      (8,693,980)
                                                                     -----------      -----------
   Net Increase in Shares                                             5,178,878       12,804,469

INSTITUTIONAL CLASS
   Sold                                                                     515               --
   Issued in Reinvestment of Distributions                                   --               --
   Redeemed                                                                  --               --
                                                                         -------          ------
   Net Increase in Shares                                                   515               --

ADVISOR CLASS
   Sold                                                                     516               --
   Issued in Reinvestment of Distributions                                   --               --
   Redeemed                                                                  (1)              --
                                                                        --------         -------
   Net Increase in Shares                                                   515               --
                                                                        --------         -------
Net Increase in Shares of the Fund                                    5,179,908       12,804,469
                                                                      ==========      ==========

-------------------------------------------------------------------------------
APRIL 30, 2000 (UNAUDITED)

5.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2000, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions
     The aggregate purchases and sales of long-term securities for the six months ended April 30, 2000 were as follows:

                                                    Purchases                                               Sales
                                        -------------------------------------              -----------------------------------
                                        U.S. Government                                      U.S. Government
                                          and Agency            Other                          and Agency                OTHER
                                        ---------------        --------------               -----------------      -----------
     Strong American Utilities Fund          $       --        $  109,148,739                      $       --      $  146,005,136
     Strong Asset Allocation Fund            52,234,604           104,212,329                      11,405,918         155,666,342
     Strong Equity Income Fund                       --            76,880,093                              --          46,845,027
     Strong Limited Resources Fund                   --             1,778,592                              --           1,878,699
     Strong Total Return Fund                        --         4,187,184,717                              --       4,171,079,621
     Strong Blue Chip 100 Fund                       --           235,206,599                              --         214,987,955
     Strong Growth and Income Fund                   --           707,993,529                              --         557,176,924

7.   Income Tax Information
     At April 30, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                               At April 30, 2000                                AT OCTOBER 31, 1999
                                     ------------------------------------------------------------------         -------------------
                                       Federal Tax     Unrealized       Unrealized                                NET CAPITAL LOSS
                                         Cost         Appreciation     Depreciation    Net Appreciation              CARRYOVERS
                                     ------------------------------------------------------------------         -------------------
     Strong American Utilities Fund   $  172,172,988  $  37,390,671    $  4,044,504      $  33,346,167                       $--
     Strong Asset Allocation Fund        264,006,623     96,820,124      11,584,569         85,235,555                        --
     Strong Equity Income Fund           161,620,231     74,087,472       2,864,765         71,222,707                        --
     Strong Limited Resources Fund         5,558,976      1,427,375         362,086          1,065,289                 1,110,232
     Strong Total Return Fund          1,422,993,310    412,271,591      22,169,360        390,102,231                        --
     Strong Blue Chip 100 Fund           473,636,369    164,212,888      23,874,767        140,338,121                 2,312,330
     Strong Growth and Income Fund       790,811,195    380,634,254      14,620,793        366,013,461                        --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-share Data(a)                                        2000(b)    1999       1998       1997       1996       1995(c)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $17.18     $16.31      $13.97     $12.64     $11.73    $  9.46
Income From Investment Operations:
   Net Investment Income                                            0.19       0.37        0.35       0.40       0.40       0.27
   Net Realized and Unrealized Gains on Investments                 0.25       1.52        3.12       1.98       0.90       2.25
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.44       1.89        3.47       2.38       1.30       2.52
Less Distributions:
   From Net Investment Income                                      (0.19)     (0.41)      (0.37)     (0.38)     (0.39)     (0.25)
   From Net Realized Gains                                         (1.76)     (0.61)      (0.76)     (0.67)        --         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (1.95)     (1.02)      (1.13)     (1.05)     (0.39)     (0.25)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $15.67     $17.18      $16.31     $13.97     $12.64     $11.73
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +3.4%     +11.8%     +25.7%     +19.7%     +11.2%      +26.9%
  Net Assets, End of Period (In Millions)                           $206       $245       $214       $135       $122         $92
  Ratio of Expenses to Average Net Assets without Fees Paid
    Indirectly by Advisor                                           1.0%*      1.0%       1.0%       1.1%       1.2%        1.2%*
  Ratio of Expenses to Average Net Assets                           1.0%*      1.0%       1.0%       1.1%       1.2%        1.2%*
  Ratio of Net Investment Income to Average Net Assets              2.4%*      2.2%       2.4%       3.0%       3.2%        3.4%*
  Portfolio Turnover Rate                                          53.1%      74.9%      69.0%      61.9%      84.0%       56.4%


STRONG ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                        2000(b)    1999       1998       1997       1996       1995(c)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $24.92     $21.14      $21.44     $20.12     $20.31     $17.91
Income From Investment Operations:
   Net Investment Income                                            0.43       0.71        0.55       0.67       0.78       0.66
   Net Realized and Unrealized Gains on Investments                 1.47       3.75        1.75       2.96       1.05       2.32
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 1.90       4.46        2.30       3.63       1.83       2.98
Less Distributions:
   From Net Investment Income                                      (0.44)     (0.68)      (0.54)     (0.67)     (0.84)     (0.58)
   In Excess of Net Investment Income                                 --         --          --      (0.10)        --         --
   From Net Realized Gains                                         (0.75)        --       (2.04)     (1.54)     (1.18)        --
   In Excess of Realized Gains                                        --         --       (0.02)        --         --         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (1.19)     (0.68)      (2.60)     (2.31)     (2.02)     (0.58)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $25.63     $24.92      $21.14     $21.44     $20.12     $20.31
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +7.7%     +21.3%      +11.8%     +19.3%      +9.5%     +16.8%
  Net Assets, End of Period (In Millions)                          $351      $344        $288       $277        $263      $261
  Ratio of Expenses to Average Net Assets without Fees Paid
    Indirectly by Advisor                                           1.0%*      1.1%        1.0%       1.1%       1.1%       1.2%*
  Ratio of Expenses to Average Net Assets                           1.0%*      1.1%        1.0%       1.1%       1.1%       1.2%*
  Ratio of Net Investment Income to Average Net Assets              3.4%*      3.0%        2.5%       3.2%       3.9%       4.1%*
  Portfolio Turnover Rate                                          45.8%      64.7%      185.9%     276.5%     446.7%     326.8%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) In 1995, the Fund changed its fiscal year-end from December to October.


                       See Notes to Financial Statements.


                                                                              43

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                        2000(b)    1999       1998       1997       1996(c)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $20.58     $17.20     $15.84     $12.03      $10.00
Income From Investment Operations:
   Net Investment Income                                            0.01       0.06       0.11       0.13        0.12
   Net Realized and Unrealized Gains on Investments                 1.31       3.39       2.05       3.81        2.02
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 1.32       3.45       2.16       3.94        2.14
Less Distributions:
   From Net Investment Income                                      (0.00)(d)  (0.07)     (0.11)     (0.13)      (0.11)
   From Net Realized Gains                                         (0.48)        --      (0.64)        --          --
   In Excess of Realized Gains                                        --         --      (0.05)        --          --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.48)     (0.07)     (0.80)     (0.13)      (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $21.42     $20.58     $17.20     $15.84      $12.03
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +6.5%     +20.1%    +14.2%     +32.9%      +21.5%
  Net Assets, End of Period (In Millions)                          $232      $182      $171       $134        $29
  Ratio of Expenses to Average Net Assets                           1.1%*      1.1%      1.1%       1.1%        1.3%*
  Ratio of Net Investment Income to Average Net Assets              0.1%*      0.3%      0.7%       0.9%        1.6%*
  Portfolio Turnover Rate                                          23.8%      32.3%     83.2%     152.6%      158.3%


STRONG LIMITED RESOURCES FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                        2000(b)    1999       1998       1997(e)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $8.62      $7.79      $9.51     $10.00
Income From Investment Operations:
   Net Investment Loss                                             (0.02)     (0.02)     (0.04)        --
   Net Realized and Unrealized Gains (Losses) on Investments        1.38       0.86      (1.68)     (0.49)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 1.36       0.84      (1.72)     (0.49)
Less Distributions:
   From Net Investment Income                                         --         --      (0.00)(d)     --
   In Excess of Net Investment Income                                 --      (0.01)        --         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --      (0.01)     (0.00)(d)     --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.98      $8.62      $7.79     $ 9.51
=================================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +15.8%     +10.8%     -18.0%      -4.9%
  Net Assets, End of Period (In Millions)                         $7         $6         $5          $5
  Ratio of Expenses to Average Net Assets without Waivers
    and Absorptions                                                 2.0%*      2.0%       2.0%       2.0%*
  Ratio of Expenses to Average Net Assets                           1.9%*      2.0%       2.0%       2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      (0.4%)*    (0.3%)     (0.4%)      0.0%*(d)
  Portfolio Turnover Rate                                          30.6%      55.4%      61.2%       1.2%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from December 31, 1995 (inception) to October 31, 1996.
 (d) Amount calculated is less than $0.01 or 0.1%.
 (e) For the period from September 30, 1997 (inception) to October 31, 1997.


                       See Notes to Financial Statements.


44

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                        2000(b)    1999       1998       1997       1996       1995(c)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $41.52     $29.10      $32.66     $31.36     $28.02     $23.62
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.10)     (0.03)       0.13       0.19       0.24       0.26
   Net Realized and Unrealized Gains on Investments                13.67      12.84        3.44       6.21       4.65       4.41
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                13.57      12.81        3.57       6.40       4.89       4.67
Less Distributions:
   From Net Investment Income                                         --         --       (0.14)     (0.19)     (0.24)     (0.26)
   In Excess of Net Investment Income                                 --      (0.01)         --      (0.17)     (0.06)     (0.01)
   From Net Realized Gains                                         (7.88)     (0.38)      (6.89)     (4.74)     (1.25)        --
   In Excess of Realized Gains                                        --         --       (0.10)        --         --         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (7.88)     (0.39)      (7.13)     (5.10)     (1.55)     (0.27)
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $47.21     $41.52      $29.10     $32.66     $31.36     $28.02
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +33.0%    +44.3%      +13.6%     +23.4%     +18.0%     +19.8%
  Net Assets, End of Period (In Millions)                          $1,785    $1,253      $863       $832       $760       $671
  Ratio of Expenses to Average Net Assets without Fees Paid
    Indirectly by Advisor                                            0.9%*     1.0%        1.0%       1.1%       1.1%       1.1%*
  Ratio of Expenses to Average Net Assets                            0.9%*     1.0%        1.0%       1.1%       1.1%       1.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets       (0.4%)*   (0.1%)       0.4%       0.6%       0.8%       1.2%*
  Portfolio Turnover Rate                                          267.0%    402.3%      267.8%     404.6%     502.4%     298.8%


STRONG BLUE CHIP 100 FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                        2000(b)    1999       1998       1997(d)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $18.10     $13.24      $10.39     $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.04)     (0.04)       0.10       0.01
   Net Realized and Unrealized Gains on Investments                 4.22       4.90        2.86       0.38
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 4.18       4.86        2.96       0.39
Less Distributions:
   From Net Investment Income                                         --      (0.00)(e)   (0.11)        --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --      (0.00)(e)   (0.11)        --
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $22.28     $18.10      $13.24     $10.39
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +23.1%     +36.7%     +28.6%      +3.9%
  Net Assets, End of Period (In Millions)                         $606       $485        $90         $5
  Ratio of Expenses to Average Net Assets without Waivers
    and Absorptions                                                 1.1%*      1.2%       1.3%       2.0%*
  Ratio of Expenses to Average Net Assets                           1.1%*      1.2%       0.6%       1.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      (0.4%)*    (0.3%)      0.7%       0.6%*
  Portfolio Turnover Rate(f)                                       38.9%      75.4%      46.5%      21.5%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) In 1995, the Fund changed its fiscal year-end from December to October.
 (d) For the period from June 30, 1997 (inception) to October 31, 1997.
 (e) Amount calculated is less than $0.01.
 (f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                             See Notes to Financial Statements.


                                                                              45

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------------
STRONG BLUE CHIP 100 FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      April 30,
Selected Per-Share Data(a)                                            2000(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $21.99
Income From Investment Operations:
   Net Investment Loss                                              (0.03)
   Net Realized and Unrealized Gains on Investments                  0.31
--------------------------------------------------------------------------------
   Total from Investment Operations                                  0.28
Less Distributions:

   From Net Investment Income                                          --
--------------------------------------------------------------------------------
   Total Distributions                                                 --
 -------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $22.27
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                      +1.3%
  Net Assets, End of Period (In Millions)                           $0(c)
  Ratio of Expenses to Average Net Assets                            1.3%*
  Ratio of Net Investment Loss to Average Net Assets                (0.7%)*
  Portfolio Turnover Rate(d)                                        38.9%


STRONG GROWTH AND INCOME -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Period Ended
                                                                 ----------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,   Oct. 31    Oct. 31,
Selected Per-Share Data(a)                                        2000(e)    1999       1998       1997       1996(g)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $25.26     $18.73      $16.35     $12.38     $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.05)     (0.03)       0.03       0.07       0.04
   Net Realized and Unrealized Gains on Investments                 4.17       6.56        3.07       3.99       2.38
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 4.12       6.53        3.10       4.06       2.42
Less Distributions:
   From Net Investment Income                                         --      (0.00)(f)   (0.03)     (0.07)     (0.04)
   From Net Realized Gains                                         (0.02)        --       (0.62)     (0.02)        --
   In Excess of Realized Gains                                        --         --       (0.07)        --         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.02)     (0.00)(f)   (0.72)     (0.09)     (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $29.36     $25.26      $18.73     $16.35     $12.38
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +16.3%    +34.9%      +19.7%     +32.9%     +24.2%
  Net Assets, End of Period (In Millions)                          $1,153    $861        $399       $227       $18
  Ratio of Expenses to Average Net Assets                            1.1%*     1.1%        1.1%       1.2%       1.9%*
  Ratio of Net Investment Income (Loss) to Average Net Assets       (0.4%)*   (0.1%)       0.1%       0.5%       0.6%*
  Portfolio Turnover Rate(d)                                        54.9%     52.3%      107.5%     237.8%     174.1%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from March 1, 2000 (Commencement of Class) to April 30, 2000
    (Note 1) (unaudited).
 (c) Amount is less than $500,000.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) For the six months ended April 30, 2000 (unaudited).
 (f) Amount calculated is less than $0.01.
 (g) For the period from December 31, 1995 (inception) to October 31, 1996.




                       See Notes to Financial Statements.


46

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      April 30,
  Selected Per-Share Data(a)                                           2000(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $29.15
Income From Investment Operations:
   Net Investment Loss                                                 (0.00)(c)
   Net Realized and Unrealized Gains on Investments                     0.24
--------------------------------------------------------------------------------
   Total from Investment Operations                                     0.24
Less Distributions:
   From Net Investment Income                                             --
--------------------------------------------------------------------------------
   Total Distributions                                                    --
--------------------------------------------------------------------------------
 Net Asset Value, End of Period                                       $29.39
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                         +0.8%
  Net Assets, End of Period (In Millions)                              $0(d)
  Ratio of Expenses to Average Net Assets                               0.7%*
  Ratio of Net Investment Loss to Average Net Assets                   (0.1%)*
  Portfolio Turnover Rate(e)                                           54.9%


STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      April 30,
Selected Per-Share Data(a)                                             2000(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $29.15
Income From Investment Operations:
   Net Investment Loss                                                 (0.04)
   Net Realized and Unrealized Gains on Investments                     0.25
--------------------------------------------------------------------------------
   Total from Investment Operations                                     0.21
Less Distributions:
   From Net Investment Income                                             --
--------------------------------------------------------------------------------
   Total Distributions                                                    --
--------------------------------------------------------------------------------
 Net Asset Value, End of Period                                       $29.36
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                         +0.7%
  Net Assets, End of Period (In Millions)                              $0(d)
  Ratio of Expenses to Average Net Assets                               1.3%*
  Ratio of Net Investment Loss to Average Net Assets                   (0.7%)*
  Portfolio Turnover Rate(e)                                           54.9%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from March 1, 2000 (Commencement of Class) to April 30, 2000 (Note 1) (unaudited).
 (c) Amount calculated is less than $0.01.
 (d) Amount is less than $500,000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS

                                Richard S. Strong

                                 Marvin E. Nevins

                                 William F. Vogt

                                 Willie D. Davis

                                 Stanley Kritzik

                                  Neal Malicky

                                    OFFICERS

                    Richard S. Strong, CHAIRMAN OF THE BOARD

                        Thomas M. Zoeller, VICE PRESIDENT

                       Dennis A. Wallestad, VICE PRESIDENT

              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY

                        John S. Weitzer, VICE PRESIDENT

                            John W. Widmer, TREASURER

                      Rhonda K. Haight, ASSISTANT TREASURER

                               INVESTMENT ADVISOR

                         Strong Capital Management, Inc.

                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR

                            Strong Investments, Inc.

                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN

                               Firstar Bank, N.A.

                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

                         Strong Capital Management, Inc.

                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP

              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL

                              Godfrey & Kahn, S.C.

               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT4754-0600












To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at

www.eStrong.com




           STRONG INVESTMENTS
[LOGO]     P.O. Box 2936
           Milwaukee, Wisconsin 53201